                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

     [X]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material under Rule 14a-12



                                EARTHCARE COMPANY
                (Name of Registrant as Specified In Its Charter)

                     --------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          (1) Title of each class of securities to which transaction applies:
          (2) Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          (4) Proposed maximum aggregate value of transaction:
          (5) Total fee paid:

     [ ]  Fee paid previously with preliminary materials:
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration Statement No.:
          (3) Filing Party:
          (4) Date Filed:

                                EARTHCARE COMPANY
                          14901 QUORUM DRIVE, SUITE 200
                               DALLAS, TEXAS 75240

                                  May ___, 2001

Dear Stockholder:

         You are cordially invited to attend the 2001 Annual Meeting of Stockholders of EarthCare Company ("EarthCare") to be held on June 22, 2001 at EarthCare's offices at 14901 Quorum Drive, Suite 200, Dallas, Texas 75240. The meeting will begin promptly at 10:00 a.m., local time.

         As more fully described in the Notice of Annual Meeting, at the meeting you will be asked to (i) approve eight separate amendments to the Certificate of Incorporation of the Company to enable the Company to effect one or more reverse stock splits; (ii) approve a proposal to ratify certain issuances of our capital stock; (iii) elect two directors to serve until the 2004 Annual Meeting of Stockholders; (iv) approve a proposal to ratify the appointment of one (1) director to serve until the 2002 Annual Meeting of Stockholders and (v) approve a proposal to ratify the appointment of the accountants we have selected.

              A record of the Company's activities during 2000 and financial statements for the fiscal year ended December 31, 2000 are contained in the accompanying 2000 Annual Report on Form 10-K. The 2000 Annual Report does not form any part of the material for solicitation of proxies.

              All stockholders are cordially invited to attend the meeting. Stockholders are urged, whether or not they plan to attend the meeting, to sign, date and mail the enclosed proxy or voting instruction card in the postage-paid envelope provided. If a stockholder who has returned a proxy attends the meeting in person, such stockholder may revoke the proxy and vote in person on all matters submitted at the meeting.




                                                    Sincerely,

                                                    Donald F. Moorehead, Jr.
                                                    Chairman and
                                                    Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 22, 2001

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of EarthCare Company ("EarthCare") will be held at EarthCare's offices at 14901 Quorum Drive, Suite 200, Dallas, Texas 75240 on June 22, 2001 at 10:00 a.m. local time, for the following purposes, as more fully described in the Proxy Statement provided herewith:

         (1) To approve eight separate amendments to the Certificate of Incorporation of EarthCare to enable EarthCare to effect one or more reverse stock splits, ranging from a one-for-three reverse stock split to a one-for-ten reverse stock split of all the issued and outstanding shares of the Company's common stock, par value $0.001 per share.

         (2) To approve a proposal to ratify certain issuances of shares of our common and preferred stock.

         (3) To elect two directors to serve until the 2004 Annual Meeting of Stockholders;

         (4) To ratify the appointment of one director to serve until the 2002 Annual Meeting of Stockholders;

         (5) To ratify the appointment of PricewaterhouseCoopers LLP as EarthCare's independent accountants; and

         (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

         These proposals are more fully described in the proxy statement that accompanies this notice. You should read this document carefully.

         Only the holders of record of EarthCare's common stock and preferred stock at the close of business on May 25, 2001 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. A list of stockholders as of the close of business on May 25, 2001, will be available at the Annual Meeting of Stockholders for examination by any stockholder, his agent, or his attorney.

                                      By Order of the Board of Directors,


                                      Peter H. Trembath
                                      Secretary
Dallas, Texas
May 31, 2001

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. PROXIES ARE REVOCABLE, AND YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON AT THE ANNUAL MEETING.

                                EARTHCARE COMPANY

                             -----------------------

                                 PROXY STATEMENT

                             -----------------------

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 22, 2001

         Our 2001 Annual Meeting of Stockholders (the "Annual Meeting") will be held on June 22, 2001 at 10:00 a.m. at EarthCare's corporate offices located at 14901 Quorum Drive, Suite 200, Dallas, Texas 75240. This proxy statement is being furnished to stockholders of EarthCare Company in connection with the solicitation of proxies on behalf of its Board of Directors to be used at the Annual Meeting and any adjournment thereof.

         We anticipate that this Proxy Statement and the accompanying proxy card will first be mailed to holders of our Common Stock on or about May 31, 2001. We will sometimes refer to EarthCare Company as "EarthCare" or the "Company" throughout this Proxy Statement.

          Only stockholders of record as of the close of business on May 25, 2001, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. On May 25, 2001, EarthCare had 17,861,086 shares of common stock, par value $.0001 ("Common Stock"), outstanding, and 12,915,000 shares of preferred stock, par value $.0001 ("Series A Preferred Stock"), outstanding. Each common share is entitled to one vote. Each share of Series A Preferred Stock votes with the Common Stock on an as converted basis. Shares cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy.

         ANY STOCKHOLDER EXECUTING THE ACCOMPANYING PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE. SUCH REVOCATION MAY BE MADE IN PERSON AT THE ANNUAL MEETING OR BY WRITTEN NOTIFICATION TO THE SECRETARY OF EARTHCARE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED, UNLESS PREVIOUSLY REVOKED, IF THE PROXY IS RETURNED TO EARTHCARE PROPERLY EXECUTED AND IN SUFFICIENT TIME TO PERMIT THE NECESSARY EXAMINATION AND TABULATION BEFORE A VOTE IS TAKEN.

         EarthCare's address is 14901 Quorum Drive, Suite 200, Dallas, Texas 75240, and its telephone number is 972-858-6025.

                      INFORMATION ABOUT THE ANNUAL MEETING

DATE, PLACE AND TIME

         The Annual Meeting of stockholders of EarthCare will be held at EarthCare's corporate offices located at 14901 Quorum Drive, Suite 200, Dallas, Texas on June 22, 2001, at 10:00 a.m.

RECORD DATE AND VOTING RIGHTS AND REQUIREMENTS

         RECORD DATE

         EarthCare's Board of Directors has fixed May 25, 2001, as the record date for the Annual Meeting. Only holders of record of Common Stock and Series A Preferred Stock at the close of business on May 25, 2001 (the "Annual Meeting Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the Annual Meeting Record Date, there were 17,861,086 shares of Common Stock outstanding, of which 10,437,475 shares were held by officers and directors of EarthCare, and there were 12,915,000 shares of EarthCare Series A Preferred Stock outstanding, of which 12,615,000 shares were held by officers and directors of EarthCare. Each share of EarthCare's Common Stock outstanding on the Annual Meeting Record Date entitles its holder to one vote on the proposals. Each share of EarthCare's Series A Preferred Stock outstanding on the Annual Meeting Record Date entitles its holder to vote on the proposals on an as converted basis. Based on the conversion price of $1.047 as of May 15, 2001, the holders of our Series A Preferred Stock would be entitled to 12,335,244 votes.

         QUORUM REQUIREMENT

         To constitute a quorum at the Annual Meeting, the majority of the total number of shares entitled to vote on the Annual Meeting Record Date must be present, represented either in person or by proxy.

         ABSTENTIONS AND BROKER NON-VOTES

         Abstentions and broker non-votes will be counted as shares present for determination of a quorum at the Annual Meeting, but will not be counted as votes in favor of a particular matter. Accordingly, for purposes of determining whether the proposal to approve eight separate amendments to our certificate of incorporation to effect one or more reverse stock splits is approved, abstentions and broker non-votes will have the same effect as votes against such proposal.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE AS SOON AS POSSIBLE TO MAKE SURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU ARE A HOLDER OF RECORD, YOU MAY ALSO CAST YOUR VOTE IN PERSON AT THE ANNUAL MEETING. IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT THEM ON HOW TO VOTE YOUR SHARES. IF YOU DO NOT VOTE OR DO NOT INSTRUCT YOUR BROKER OR BANK HOW TO VOTE, IT MAY JEOPARDIZE EARTHCARE'S ABILITY TO OBTAIN A QUORUM.

PURPOSES OF THE ANNUAL MEETING

         The Annual Meeting is being held to consider and vote on:

         o approval of eight separate amendments to the Certificate of Incorporation of the Company to enable the Company to effect one or more reverse stock splits;
         o    ratification of certain issuances of EarthCare capital stock;
         o the election of two directors to serve until the 2004 Annual Meeting of Stockholders;
         o ratification of the appointment of one director to serve until the 2002 Annual Meeting of Stockholders; and
         o ratification of the appointment of PricewaterhouseCoopers LLP as EarthCare's independent accountants.

         For a description of the amendments to the Certificate of Incorporation to effect one or more reverse stock splits, see "Proposal 1: Approval of Amendment to Certificate of Incorporation to effect a Reverse Stock Split" on page 4. For a description of the proposal to ratify certain issuances of EarthCare capital stock, see "Proposal 2: Ratification Of Certain Issuances Of EarthCare Capital Stock" on page 11. For a description of the directors for election, see "Proposals 3 and 4: Election and Ratification of Appointment of Directors" on page 21. For a description of the ratification of EarthCare's independent accountants, see "Proposal 5: Ratification of Independent Public Accountants" on page 24. Stockholders of EarthCare also will consider and vote on any other matter that may properly come before the meeting.

        Stockholder approval of the amendments to the EarthCare Certificate of Incorporation to effect one or more reverse stock splits is required by the General Corporation Law of the State of Delaware. The General Corporation Law of the State of Delaware as well as the Certificate of Incorporation and Bylaws of EarthCare require stockholder election of the nominees for director. Additionally, as a matter of corporate policy, the EarthCare board requests that the EarthCare stockholders ratify the appointment of our accountants.

         VOTING

         At the Annual Meeting, holders of record of Common Stock as of the Record Date will be entitled to one vote for each share held as of such date. Holders of record of EarthCare's Series A Preferred Stock will be entitled to one vote for each share of Common Stock into which their shares of preferred stock are convertible.

         Approval of each of the proposals to be voted on by EarthCare stockholders requires the affirmative vote of the holders of a majority of the shares of EarthCare Common Stock and Series A Preferred Stock voting together as a class that are present in person or by proxy at the annual meeting and are voted for or against the proposal, except that the approval of the amendments to the EarthCare Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of EarthCare Common Stock and Series A Preferred Stock voting together as a class entitled to vote at the annual meeting.

         VOTING OF AND REVOCATION OF PROXIES

         All shares that are represented by properly executed proxies received before or at the Annual Meeting and not revoked will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated on the executed proxies, shares represented by such proxies will be voted FOR approval of the proposals and any other business properly brought before the meeting. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Such revocation may be made in person at the Annual Meeting or by written notification to the Secretary of EarthCare.

         SOLICITATION OF PROXIES

         Your proxy is being solicited by and on behalf of the EarthCare Board of Directors. EarthCare will pay the cost of all proxy solicitation. Officers and other employees of EarthCare may solicit proxies by personal interview or by telephone or facsimile device, in addition to the use of the mails. None of these individuals will receive annual compensation for such services, which will be performed in addition to their regular duties, and some of them may not necessarily solicit proxies. EarthCare may reimburse brokerage firms, banks, nominees and other fiduciaries for their reasonable out-of-pocket expenses in connection with forwarding proxy solicitation materials to beneficial owners.

         STOCKHOLDER PROPOSALS

         EarthCare has an advance notice provision in its bylaws for stockholder business to be presented at meetings of stockholders. Such provision states that in order for stockholder business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of EarthCare. To be timely, a stockholder proposal must be received at EarthCare's principal executive offices not less than 120 calendar days in advance of the one year anniversary of the date EarthCare's proxy statement was released to stockholders in connection with the previous year's annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been advanced by more than thirty calendar days from the date contemplated at the item of the previous year's proxy statement or (iii) in the event of an annual meeting, then notice must be received not later than the close of business on the tenth day following the date on which public disclosure of the meeting date was made.

         Proposals of stockholders intended to be presented at the next annual meeting must be received by EarthCare at its offices at 14901 Quorum Drive, Suite 200, Dallas, Texas 75240 no later than December 7, 2001, and satisfy the conditions established by the SEC for stockholder proposals to be included in EarthCare's proxy statement for the annual meeting.


                                   PROPOSAL 1:
                      APPROVAL OF AMENDMENTS TO CERTIFICATE
                OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

         The persons named in the enclosed proxy will vote to approve each of the charter amendments to the Certificate of Incorporation of the Company effecting a reverse split of the Company's Common Stock, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to approve each of the following amendments to the Certificate of Incorporation of the Company.

         The Board of Directors of the Company has unanimously adopted and declared advisable, each of the following amendments to Article IV of the Company's Certificate of Incorporation. Each of the amendments to the Certificate of Incorporation of the Company approved by the Board of Directors and for which the Company is seeking your approval are as follows:


         (a) Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's Common Stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one third (1/3) of a share of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by one third (1/3), rounded up to the next highest whole number;

         (b) Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's common stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one fourth (1/4) of a share of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by one fourth (1/4), rounded up to the next highest whole number;

         (c) Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's common stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one fifth (1/5) of a share of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by one fifth (1/5), rounded up to the next highest whole number;

         (d) Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's common stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one sixth (1/6) of a share of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by one sixth (1/6), rounded up to the next highest whole number;

         (e) Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's common stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one seventh (1/7) of a share of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by one seventh (1/7), rounded up to the next highest whole number;

         (f) Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's common stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one eighth (1/8) of a share of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by one eighth (1/8), rounded up to the next highest whole number;

         (g) Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's common stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one ninth (1/9) of a share of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by one ninth (1/9), rounded up to the next highest whole number;

         (h) Upon this Certificate of Amendment to the Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's common stock, par value $.0001 per share (the "Old Common Stock"), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into one tenth (1/10) of a share of common stock, par value $.0001 per share, of the Corporation (the "New Common Stock"). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by one tenth (1/10), rounded up to the next highest whole number.

         Approval of each of the amendments to Article IV of the Company's Certificate of Incorporation requires the affirmative vote of holders of a majority of the outstanding capital stock of the Company entitled to vote on each of the amendments. The affirmative vote of the holders of a majority of the outstanding EarthCare Common Stock and Series A Preferred Stock voting as a single class is required for each of the amendments of our Certificate of Incorporation.

PURPOSE OF THE REVERSE STOCK SPLIT

         We have received notice from the Nasdaq National Market that our Common Stock may be delisted because our Common Stock has not traded above the minimum $5 bid price, has not been traded actively by four market makers and has not had a market value for shares held by non-affiliates exceeding $15 million. On May 3, 2001, we participated in a hearing with the Nasdaq Listing Qualification Panel during which we presented our strategic business plan and demonstrated how we believe the execution of our plan would lead to compliance with Nasdaq's Small Cap requirements during 2001. However, we are not able to give any assurance that we will continue to be listed on the Nasdaq National Market after the hearing. We have applied for listing with Nasdaq's Small Cap Market ("Nasdaq Small Cap") and with the American Stock Exchange ("Amex"); however, our Common Stock does not currently satisfy the Nasdaq Small Cap or Amex listing requirements. As a result, there can be no assurance that our Common Stock listing applications will be accepted by Amex or the Nasdaq Small Cap or that we will be listed on any exchange or able to develop any market for our shares.

         Each of the proposed amendments to the Company's Certificate of Incorporation, effectuating a reverse stock split, ranging from between a one-for-three reverse stock split and a one-for-ten reverse stock split, has been approved and declared advisable by the Board of Directors to reduce the number of issued and outstanding shares of the Common Stock in order to increase the trading price of such shares on the Nasdaq National Market. The Board took this action because the Company's Common Stock has failed, for more than 30 consecutive days, to maintain the $5.00 minimum bid price required by Nasdaq Marketplace Rule 4310.

         If the Common Stock is delisted from the Nasdaq National Market, trading in the Common Stock, if any, would have to be conducted on the NASDAQ Small Cap Market, Amex, the OTC Bulletin Board or in the non-Nasdaq over-the-counter market (also known as the pink sheet market). In such an event, you could find it more difficult to dispose of, or to obtain accurate quotations as to the market value of EarthCare Common Stock.

         In addition, if the EarthCare Common Stock were to be delisted from trading on the Nasdaq National Market and the trading price were to remain below $5.00 per share, trading in the Common Stock may also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934, which require additional disclosures by broker-dealers in connection with any trades involving a stock defined as a "penny stock." Generally, a "penny stock" is defined as any non-Nasdaq equity security that has a market price of less than $5.00 per share, subject to certain exceptions. The additional burdens imposed upon broker-dealers by these requirements could discourage broker-dealers from facilitating trades in our Common Stock, which could severely limit the market liquidity of the stock and the ability of investors to trade the Common Stock.

         While there can be no assurance, the Board of Directors believes the implementation of one or more of the proposed amendments effectuating a reverse stock split, if approved by our stockholders, may result in an increase in the minimum bid price of EarthCare's Common Stock and enable the Common Stock to continue to trade on the Nasdaq National Market.

         Accordingly, the Board of Directors is asking that you approve each of the proposed amendments to the Company's Certificate of Incorporation effectuating each of the reverse stock splits of all of the issued and outstanding Common Stock of the Company. Notwithstanding the authorization of each of the amendments by the stockholders of the Company, the Board may abandon any one or more of the amendments without further action by the Company's stockholders in accordance with Section 242(c) of the General Corporation Law of the State of Delaware. A vote in favor of each of the amendments to the Certificate of Incorporation will be a vote for approval of each of the proposed reverse stock splits, one or more of which will be implemented and effectuated and one or more of which may be abandoned at the discretion of the Board and for granting authority to the Board of Directors to effectuate the reverse stock split.

         THE BOARD OF DIRECTORS HAS DETERMINED THAT EACH OF THE AMENDMENTS EFFECTUATING A REVERSE STOCK SPLIT IS ADVISABLE AND IN YOUR BEST INTERESTS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE AMENDMENTS EFFECTUATING A REVERSE STOCK SPLIT.

EFFECTS OF REVERSE STOCK SPLIT

         A reverse stock split is a reduction in the number of outstanding shares of a class of a corporation's capital stock, which is accomplished by the corporation, in this case, reclassifying and converting all the outstanding shares of Common Stock into a proportionately fewer number of shares of Common Stock. For example, if our Board of Directors implements a one for three reverse stock split of the Common Stock, then someone holding 300 shares of the Common Stock before the reverse stock split would receive 100 shares of the Common Stock after the reverse stock split. This will also result in an increase in the number of authorized but unissued shares of the Common Stock.

However, each stockholder's proportionate ownership of the issued and outstanding shares of the Common Stock would remain the same, except for minor changes which may result from the provisions each of the amendments effectuating a reverse stock split, as described below, which require the rounding of any resulting fractional shares up to the nearest whole share.

         The primary purpose of the proposed reverse stock split is to combine the issued and outstanding shares of the Common Stock into a smaller number of shares so that the shares of the Common Stock will trade at a higher price per share than their recent trading prices. In addition to increasing the market price of the Common Stock, a reverse stock split will also affect the presentation of stockholders' equity in the Company's balance sheet. Because the par value of the shares of the Common Stock is not changing as a result of the implementation of the reverse stock split, the Company's stated capital, which consists of the par value per share of the Common Stock multiplied by the aggregate number of shares of the Common Stock issued and outstanding, will be reduced proportionately on the effective date of the reverse stock split. Correspondingly, the Company's additional paid-in capital, which consists of the difference between its stated capital and the aggregate amount paid to the Company upon the issuance of all currently outstanding shares of the Common Stock, will be increased by a number equal to the decrease in stated capital.

         Finally, the reverse stock split, if implemented, will affect the outstanding options to purchase Common Stock of the Company and certain other presently outstanding convertible securities with respect to Common Stock, issued by the Company which contain anti-dilution provisions. All of the Company's option plans with respect to Common Stock include provisions requiring adjustments to the number of shares covered thereby and the number of shares subject to and the exercise prices of outstanding options granted under said plans, in the event of a reverse stock split. For example, in a one-for-three reverse stock split, each of the outstanding options to purchase Common Stock or exchangeable shares would thereafter evidence the right to purchase that number of shares of the Common Stock following the reverse stock split equal to 33-1/3% of the shares of the Common Stock previously covered by the options (with fractional shares rounded up to the nearest whole share) and the exercise price per share would be three times the previous exercise price.

NO FRACTIONAL SHARES

         In order that the Company may avoid the expense and inconvenience of issuing and transferring fractional shares of the Common Stock as a result of the reverse stock split, we will round any fractional shares resulting from the reverse stock split up to the nearest whole share. This means that stockholders who would otherwise be entitled to receive a fractional share of the Common Stock following the reverse stock split will receive a whole share in lieu thereof. For example, if any stockholder owns, in total, 100 shares, that stockholder's shares would be converted into 34 shares if the proposed reverse stock split is implemented.

IMPLEMENTATION OF REVERSE STOCK SPLIT

         If the stockholders approve one or more of the amendments effectuating a reverse stock split, the Board will direct management of the Company to file an amendment to the Company's Certificate of Incorporation incorporating one of the amendments to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware effecting one of the reverse stock splits. The Board may, if the Company's stock fails for more than 30 consecutive days after the first reverse split amendment is filed, to maintain the minimum bid price required, file one or more the other approved amendments.

ADVANTAGES OF THE REVERSE STOCK SPLIT:

         The Board of Directors believes that a reverse stock split is desirable for the following reasons:

     o If shares of the Common Stock continue to trade below $5.00 per share, the Common Stock may be delisted from the Nasdaq National Market. Delisting could decrease the marketability, liquidity and transparency of the Common Stock (which could, in turn, further depress our stock price).

     o The anticipated increase in the per share market price of the Common Stock should also enhance the acceptability of the Common Stock by the financial community and the investing public. However, the Board of Directors does not currently have any plans to utilize the increase in the number of the authorized but unissued shares of the Common Stock that would result from approval and implementation of the proposed reverse stock split.

     o A variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing with lower priced stocks. Some of the policies and practices pertain to the payment of broker's commissions and to time consuming procedures that function to make the handling of lower priced stock economically unattractive to brokers and therefore difficult for holders of Common Stock to manage. The expected increase in the per share price of the Common Stock may help alleviate some of such problems.

     o The structure of trading commissions also tends to have an adverse impact upon holders of lower priced stock because the brokerage commission on a sale of lower priced stock generally represents a higher percentage of the sales prices than the commission on a relatively higher priced issue, which may discourage trading in lower priced stock. A reverse stock split could result in a price level for the Common Stock that may reduce, to some extent, the effect of these policies and practices of brokerage firms and diminish the adverse impact of trading commissions on the market for the Common Stock.

     o The increase in the portion of the Company's authorized shares of Common Stock that would be unissued after the reverse stock split is effectuated could be used for any proper corporate purpose approved by the Board of Directors. The increased number of authorized but unissued shares of Common Stock will provide the Company with additional flexibility to issue additional shares in connection with future financings or other transactions.


DISADVANTAGES OF THE REVERSE STOCK SPLIT:

         Even though the Board of Directors believes that the potential advantages of a reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

     o Despite the potential increase in liquidity discussed above, if we file one or more of the amendments, the reduced number of shares resulting from a reverse stock split could adversely affect the liquidity of the Common Stock.

     o A reverse stock split may leave certain stockholders with one or more "odd lots" which are stock holdings in amounts of less than 100 shares of the Common Stock. These odd lots may be more difficult to sell than shares in even multiples of 100.

     o Additionally, any reduction in brokerage commissions resulting from the reverse stock split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the reverse stock split.

     o Because a reverse stock split would result in an increased number of authorized but unissued shares of the Common Stock, it may be construed as having an anti-takeover effect, although neither the Board of Directors nor the Company's management views this proposal in that perspective. However, the Board of Directors, subject to its fiduciary duties and applicable law, could use this increased number of authorized but unissued shares to frustrate persons seeking to take over or otherwise gain control of the Company by, for example, privately placing shares with purchasers who might side with the Board of Directors in opposing a hostile takeover bid. Shares of the Common Stock could also be issued to a holder that would thereafter have sufficient voting power to assure than any proposal to amend or repeal the Company's by-laws or certain provisions of the Company's Certificate of Incorporation would not receive the requisite vote. Such uses of the Common Stock could render more difficult, or discourage, an attempt to acquire control of the Company if such transaction were opposed by the Board of Directors.

     o Further, subject to Nasdaq rules on stock issuances, the increased number of authorized but unissued shares of the Common Stock could be issued by the Board of Directors without further stockholder approval, which could result in further dilution to the holders of the Common Stock.


EXCHANGE OF STOCK CERTIFICATES

         If the reverse stock split is effectuated, the Company will not require holders of Common Stock to surrender their stock certificates. Instead the Company will give notice to its transfer agents of the reverse stock split and the effective date of the amendment to the Certificate of Incorporation in order to accurately reflect the number of issued and outstanding shares of capital stock of the Company. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

         All holders of capital stock of the Company will continue to be entitled to receive any dividends or other distributions that may be declared and payable with respect to the Common Stock with a record date after the effective time of the reverse stock split.

FEDERAL INCOME TAX CONSEQUENCES

         The following summary of the federal income tax consequences of a reverse stock split is based on current law, including the Internal Revenue Code of 1986, as amended, and is for general information only. The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder, and the discussion below may not address all the tax consequences for a particular stockholder. For example, foreign, state and local tax consequences are not discussed below. Accordingly, each stockholder should consult his or her tax advisor to determine the particular tax consequences to him or her of a reverse stock split, including the application and effect of federal, state, local and/or foreign income tax and other laws.

         Generally, a reverse stock split will not result in the recognition of gain or loss for federal income tax purposes. The adjusted basis of the new shares of the Common Stock will be the same as the adjusted basis of the Common Stock exchanged for such new shares. The holding period of the new, post-split shares of the Common Stock resulting from implementation of the reverse stock split will include the stockholder's respective holding periods for the pre-split shares of the Common Stock exchanged for the new shares. This treatment should also apply with respect to additional shares received for fractional shares.

NO DISSENTERS' RIGHTS

         The holders of shares of the Common Stock have no dissenters' rights of appraisal under Delaware law, the Company's Certificate of Incorporation or the Company's by-laws with respect to the proposed amendments to the Company's Certificate of Incorporation effectuating a reverse stock split.


                                   PROPOSAL 2:
                        RATIFICATION OF CERTAIN ISSUANCES
                           OF EARTHCARE CAPITAL STOCK

         The EarthCare Board of Directors has approved, and recommends to EarthCare's stockholders for their ratification and approval, the following issuances of EarthCare capital stock:

         o issuance of shares of our Common Stock upon conversion of our 10% Convertible Debentures;
         o issuance of shares of our Common Stock in lieu of cash interest payments on our 12% Debentures;
         o a private placement of 1,000,000 shares of Common Stock to our Chairman; and
         o two private placements of shares of our Series A Preferred Stock to our Chairman and Solid Waste Ventures.

         We are soliciting approval of the foregoing issuances of Common Stock and Series A Preferred Stock at the annual meeting because the continued listing requirements of the Nasdaq National Market require stockholder approval of such transactions. The Nasdaq Marketplace Rules set forth certain corporate governance standards for issuers whose common stock is listed on the Nasdaq Stock Market. Market Place Rule 4350 requires, among other things, that an issuer obtain stockholder approval:

      o when a purchase plan or arrangement is implemented pursuant to which stock in an amount equal to or greater than the lesser of 25,000 shares or 1% of the total common stock outstanding may be acquired by officers or directors of the issuer;
      o of the sale or issuance other than through a public offering of a number of shares of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value, which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance;
      o in connection with an acquisition of stock or assets of another company where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than in a public offering for cash, the common stock has or will have voting power in excess of 20% of the current outstanding voting power; or
      o  in connection with an acquisition of stock or assets of another company where any director, officer or substantial shareholder of the issuer has a 5% or greater interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of 5% or more.

         The transactions described above potentially implicate several of the Nasdaq stockholder approval requirements. The issuance of shares of our Common Stock upon conversion of our 10% Convertible Debentures would result in the issuance of more than 1% of the outstanding Common Stock of EarthCare to one or more our officers and directors. The issuance of shares of our Common Stock in lieu of cash interest payments on our 12% Debentures involves the issuance of more than 1% of the outstanding Common Stock of EarthCare to one or more our officers and directors, and EarthCare did in fact issue 3,090,966 shares of its Common Stock on April 25, 2001 in payment of the interest due on March 30, 2001. The private placement of 1,000,000 shares of Common Stock to Donald Moorehead, Jr., our Chairman, involved the issuance of greater than 1% of the Company's outstanding Common Stock to our Chairman. Each of the private placements of shares of our Series A Preferred Stock, involved the issuance of securities convertible into a number of shares of Common Stock in excess of the applicable threshold. For these and other reasons, we are asking our stockholders to ratify each of the issuances described in this Proposal 2.

         For purposes of the Nasdaq Marketplace Rules, "stockholder approval" means the affirmative vote of a majority of the votes present, in person or by proxy, and entitled to be cast at a meeting at which the matter is presented to the vote of the stockholders.

         Provided below are descriptions of each of the securities issuances we are asking our stockholders to ratify.


10% CONVERTIBLE SUBORDINATED DEBENTURES

         On October 11, 1999, we began a private placement of $15,000,000 of 10% convertible subordinated debentures ("10% Debentures"). We sold $13,962,500 of our 10% Debentures by December 31, 1999, and we sold the remaining $1,037,500 in January 2000. We used the cash from the sale of the 10% Debentures for acquisitions and general working capital. The 10% Debentures accrue interest at 10% per year, payable each calendar quarter. For the first two years, we may elect to pay the interest by issuing additional 10% Debentures. For the next two years, we are to pay the interest in cash unless such payment is prohibited by our Senior Lenders. After such time, we are to pay the interest in cash. Through March 31, 2001, we have issued an additional $2,220,571 of our 10% Debentures as interest payments. The 10% Debentures may be converted to our common shares at a current conversion price of $3.60 per share. This conversion price is protected against dilution. We may call the 10% Debentures under certain conditions, and we are required to redeem the 10% Debentures on October 31, 2006. We sold $3,537,500 of the 10% Debentures to Donald Moorehead and his affiliates, and we sold $2,000,000 to Raymond Cash and his affiliates. We also agreed to file a registration statement with the SEC to register the shares of Common Stock that the investors may receive upon the conversion of their debentures.

         We are soliciting approval of the issuance of Common Stock to the investors upon the conversion of the debentures at the annual meeting because the continued listing requirements of the Nasdaq National Market require stockholder approval of an issuance to officers or directors of the issuer of securities convertible into a number of common shares equal to or greater than 1% of the outstanding common stock. As discussed below, Donald Moorhead, our Chairman, and Raymond Cash, our Vice Chairman, as well as several of their affiliates hold in the aggregate $6,376,110 of the 10% Debentures. The number and the effective price of the shares to be issued upon the conversion of the debentures are not fixed. However, the number of shares issued will likely exceed 1% of the outstanding EarthCare Common Stock. Therefore, we are seeking stockholder approval of the issuance of shares of our Common Stock upon the conversion of the 10% Debentures.

REASONS FOR THE ISSUANCE OF THE DEBENTURES

         We issued the 10% Debentures to fund certain acquisitions and to provide proceeds for working capital purposes. $12.0 million of the proceeds were used to fund the acquisition of Magnum Environmental, Inc.

10% DEBENTURE AGREEMENT

         EarthCare entered into a debenture purchase agreement with certain investors that contains terms and conditions that relate to the sale of the 10% Debentures. Among other items, the purchase agreement contains several representations and warranties, covenants and indemnification provisions. A description of the significant provisions of the purchase agreement is provided below.

         REPRESENTATIONS AND WARRANTIES

         The purchase agreement contains representations and warranties of EarthCare that are customary for transactions that involve the issuance of convertible debentures, including representations and warranties related to:

               o   EarthCare's organization and good standing;
               o   EarthCare's financial statements;
               o the absence of certain changes in the financial condition of EarthCare;
               o   EarthCare's SEC filings;
               o   litigation;
               o   EarthCare's intellectual property;
               o   due authorization and compliance with other agreements;
               o   consents and approvals;
               o   EarthCare's tax filings;
               o   outstanding registration rights;
               o   the condition of EarthCare; and
               o   Year 2000 compliance.

         COVENANTS

         The purchase agreement contains covenants that impose several restrictions and requirements on our future activities. Among other things, these covenants address matters that include:

         o use of proceeds: for acquisitions and for general corporate purposes.
         o   payment of principal and interest;
         o   payment of taxes;
         o   maintenance of existence and properties;
         o   notices of default;
         o prohibition against merger with any other corporation or the conveyance of substantially all the assets of EarthCare to any other person;
         o prohibition against dividends and distributions on common stock and restriction against purchase of equity securities; and
         o all indebtedness to be subordinated to the debentures except certain permitted senior obligations, including our existing senior credit facility.

         ISSUANCE OF DEBENTURES AS INTEREST

         For the first two years, we may elect to pay the interest on the 10% Debentures by issuing additional 10% Debentures. For the next two years, we are to pay the interest in cash unless such payment is prohibited by our Senior Lenders. Thereafter, we are to pay the interest in cash.

         INDEMNITY

         We agreed to indemnify the holders of our 10% Debentures for any loss, cost or damages that they incur as a result of any registration of any securities issued upon conversion of the 10% Debentures. Similarly, the investors agreed to indemnify us for any breach of certain of their representations, warranties and covenants related to the registration process.

         CONVERSION

         The 10% Debentures are convertible, in whole or in part, into shares of our Common Stock at any time prior to the close of business on October 31, 2006. The number of shares to be received by the holder upon conversion is determined by dividing the outstanding principal amount of debenture submitted for conversion by the conversion price.

         The initial conversion price of the 10% debentures was $11.50 per share, subject to adjustment. The conversion price as of May 15, 2001 is $3.60 per share.

         The following table shows the number of shares of Common Stock issuable if the holders converted all of the outstanding debentures as of May 15, 2001, based on the current conversion price of $3.60:

                                    Total debt and                      Shares of
                                       interest        Conversion       EarthCare
                Holder                 payable           price         common stock
                ------              --------------     ----------      ------------
Donald F. Moorehead & family        $    4,118,348     $   3.6000      $  1,143,985
Raymond Cash & family                    2,336,372         3.6000      $    648,992
George Moorehead & family                1,442,675         3.6000      $    400,743
Sanders Morris Harris principals         1,245,060         3.6000      $    345,850
Founders Equity Group                       28,922         3.6000      $      8,034
Other holders                            8,148,016         3.6000      $  2,263,338
                                    --------------                     ------------
                                    $   17,319,392                     $  4,810,942
                                    --------------                     ------------

         OPTIONAL REDEMPTION OF THE 10% DEBENTURES BY THE COMPANY

         The Company may, at its option at any time after the third anniversary date of the closing of the first sale of 10% Debentures, redeem the 10% debentures in whole, but not in part, at the principal amount of the debentures to be redeemed.

         REPURCHASE UPON CHANGE OF CONTROL

         Upon a change of control transaction, a holder may require us to redeem its debentures at (i) 108.98% of the outstanding principal amount if a change of control occurs on or prior to the second anniversary of the issuance of the 10% debentures, (ii) 107.82% of the outstanding principal amount if a change of control occurs on or prior to the fourth anniversary of the issuance of the 10% debentures or (iii) 105.33% of the outstanding principal amount if a change of control occurs after the fourth anniversary of the issuance of the 10% debentures, plus all accrued but unpaid interest and penalties. The holder has ten business days from the commencement of the transaction to elect redemption. Change of control transactions generally include:

         o Any transaction in which an excess of 50% of our voting power is transferred through merger, consolidation, tender offer or similar transaction;
         o Any transaction in which any person or entity or its affiliates and associates acquires beneficial ownership of more than 50% of our voting power; and
         o Any transaction in which individuals, together with successors selected by such individuals, who at the beginning of such 12 month period constituted the Board of Directors of the Company cease for any reason (other than a planned retirement) to constitute a majority of the Board of Directors of the Company then in office.

         EVENTS OF DEFAULT

         Events of default under the 10% Debentures include:
         o  the failure to make principal payments when due;
         o  the failure to make interest payments within 30 days of when due;
         o a breach of our representations, warranties and covenants in the debenture agreement;
         o our becoming insolvent or subject to a bankruptcy proceeding, or the appointment of any type of trustee, liquidator or receiver;
         o our default under or acceleration of our senior indebtedness and such default continuing for a period of 90 days;
         o our default under or acceleration of any debt that exceeds $500,000 and such default continuing for more than the applicable grace period, if any; or
         o a final judgment for the payment of money in excess of $500,000 being rendered against EarthCare and remaining undischarged for a period of 60 days.

         Upon an event of default, the interest rate payable on the debentures increases, and we must redeem all outstanding debentures at the outstanding principal amount of the debenture, plus accrued but unpaid interest.

REGISTRATION RIGHTS

         We agreed to prepare a registration statement for all securities issuable upon the conversion of the debentures, and we agreed to use our best efforts to have the registration statement become effective within 90 days of the final closing. We also agreed to allow holders of restricted Common Stock issued upon conversion of the 10% Debentures to participate in certain future registrations of EarthCare Common Stock.

EXPENSES

         We agreed to pay all expenses incurred in connection with the registration rights.

SUBORDINATION

         In connection with the issuance of the 10% Debentures, the investors agreed that EarthCare's Senior Credit Facility is senior in right of payment to the 10% Debentures.

         If we default on any payment on our senior debt, then we may not make any cash payments to the holders of the debentures. If there is a default under our Senior Credit Facility other than a payment default, then we may not make any cash payments to the holders of the debentures until the earliest of the date that (a) is 180 days from the date of delivery of the default notice, (b) the senior debt is paid in full or (c) the senior lenders shall have given notice of termination of its blockage of payment. From and after that time and until another default on our senior debt occurs, we may make regularly scheduled principal and interest payments on the debentures.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

         We placed $7,887,000 of our 10% Debentures with the following related parties:

         o Donald Moorehead, Chairman and Chief Executive Officer, and his immediate family - $3,537,000;
         o  Raymond Cash, Vice Chairman - $2,000,000;
         o  George Moorehead, brother of Donald Moorehead - $1,250,000;
         o Certain principals of the investment bank, Sanders Morris Harris, and their immediate families - $1,075,000; and

         o Founders Equity Group, an investment bank to whom Donald Moorehead provided debt and equity financing - $25,000.

CONSEQUENCES IF THE STOCKHOLDERS DO NOT APPROVE THE ISSUANCE OF COMMON STOCK IN RELATION TO THE 10% DEBENTURES

         If we do not obtain stockholder approval for the issuance of Common Stock upon the conversion of the debentures, we will be in breach of the requirements of the 10% Debenture Agreements and will not be in compliance with the requirements of the Nasdaq National Market, which could result in the delisting of our Common Stock. However, our directors and officers controlling over 74% of our voting power have advised us that they intend to vote in favor of the proposal.


12% SUBORDINATED DEBENTURES

         On February 16, 2000, we sold $20,000,000 of our 12% subordinated notes (referred to herein as "12% Debentures") in a private placement for cash. In connection with this sale, we also issued warrants to purchase 400,000 shares of our Common Stock. The warrants are exercisable for five years from February 16, 2000. The 12% Debentures accrue interest at 12% per year from the date of the sale, payable semi-annually on September 30 and March 30 of each year. The first interest payment due September 30, 2000 was deferred to March 30, 2001, and in return for such deferral, we issued additional warrants to purchase 400,000 shares of our Common Stock. We may pay interest on the 12% Debentures by issuing our common shares. The number of common shares issued is determined by dividing the interest payable by the closing price of our Common Stock on the day the interest is paid. We paid the interest due on March 30, 2001 by issuing on April 25, 2001 3,090,966 shares of our Common Stock.

         We are soliciting approval of the issuance of Common Stock to the investors in lieu of cash interest on the 12% Debentures and the issuance of Common Stock upon exercise of the warrants at the annual meeting because the continued listing requirements of the Nasdaq National Market require stockholder approval of a transaction involving an issuance to officers or directors of the issuer of securities convertible into a number of common shares equal to or greater than 1% of the outstanding Common Stock. Donald Moorhead, our Chairman, and Raymond Cash, our Vice Chairman, as well as several of their affiliates hold in the aggregate $17,500,000 of the 12% Debentures.

           As described more fully below, the number and the effective price of the shares to be issued in lieu of cash interest payments on the 12% debentures is not fixed. However, the number of shares issued will likely exceed 1% of the outstanding EarthCare Common Stock. Therefore, we are seeking stockholder approval of the issuance of the Common Stock in lieu of cash interest payments on the 12% Debentures.

REASONS FOR THE ISSUANCE OF THE 12% DEBENTURES

         We issued the 12% Debentures to fund certain acquisitions and to provide proceeds for working capital purposes. We used all $20.0 million of the proceeds to fund the acquisition of International Petroleum Company.

12% NOTE AGREEMENTS

         EarthCare entered into a note agreement with certain investors that contains terms and conditions that relate to our issuance of the 12% Debentures. Among other items, the purchase agreement contains several representations and warranties, covenants and indemnification provisions. A description of the significant provisions of the purchase agreement is provided below.

         REPRESENTATIONS AND WARRANTIES

         The agreements contain representations and warranties of EarthCare that are customary for transactions that involve the issuance of subordinated notes, including representations and warranties related to:

               o   EarthCare's organization, good standing and capitalization;
               o   EarthCare's financial statements;
               o the absence of certain changes in the financial condition of EarthCare;
               o   EarthCare's SEC filings;
               o   litigation;
               o   EarthCare's intellectual property;
               o   due authorization and compliance with other agreements;
               o   consents and approvals;
               o   EarthCare's tax filings; and
               o   the condition of EarthCare.

         COVENANTS

         The purchase agreement contains covenants that impose several restrictions and requirements on our future activities. Among other things, these covenants address matters that include:

         o use of proceeds: for acquisitions and for general corporate purposes.
         o  payment of principal and interest;
         o  payment of taxes;
         o  insurance;
         o  maintenance of existence and properties;
         o  delivery of financial statements and compliance certificates;
         o  notices of default;
         o repurchase of the notes at the option of the holder upon a change in control;
         o prohibition against merger with any other corporation or the conveyance of substantially all the assets of EarthCare to any other person;
         o prohibition against dividends and distributions on common stock and restriction against purchase of equity securities; and
         o all indebtedness to be subordinated to the debentures except certain permitted senior obligations, including our existing senior credit facility.

         PAYMENT OF INTEREST IN COMMON STOCK

         In lieu of distributing cash to the 12% debenture holders on an interest payment date, we may elect, subject to certain conditions, to pay interest on the 12% Debentures by issuing shares of our Common Stock. The number of shares issued is determined by dividing the interest payable by the closing price of our Common Stock on the day the interest is paid. As such, the number and the effective price of the shares to be issued in lieu of cash interest payments on the 12% debentures is not fixed. We paid the interest due on March 30, 2001 by issuing 3,090,966 shares of our Common Stock.

TERMS OF THE 12% DEBENTURE AGREEMENT

         GENERAL

         We may prepay all or any portion (but not less than $500,000) of the principal balance of the 12% Debentures at our option at any time. We are required to prepay the 12% Debentures if:

         o EarthCare completes an offering of equity securities pursuant to which EarthCare realizes net proceeds at least equal to the outstanding principal of the notes and all accrued and unpaid interest on the notes;
         o EarthCare is in compliance with all affirmative covenants under its Senior Credit Facility; and
         o Prepayment of the notes would not cause a default on EarthCare's senior obligations.

         REPURCHASE UPON CHANGE OF CONTROL

         Upon a change of control transaction, a holder may require us to redeem its debentures at 100% of the outstanding principal amount, plus accrued interest. The holder has 10 business days from the commencement of the transaction to elect redemption. Change of control transactions generally include:

         o Any transaction in which an excess of 50% of our voting power is transferred through merger, consolidation, tender offer or similar transaction;
         o  Any person or entity or its affiliates and associates acquires beneficial ownership of more than 50% of our voting power; and
         o  individuals, together with successors selected by such individuals, who at the beginning of such 12 month period constituted the Board of Directors of the Company cease for any reason (other than a planned retirement) to constitute a majority of the Board of Directors of the Company then in office.

         EVENTS OF DEFAULT

         Events of default under the 12% Debentures include:

         o  the failure to make principal payments when due;
         o  failure to make interest payments within 30 days of when due;
         o a breach of our representations, warranties and covenants in the debenture agreement;
         o  our becoming insolvent or becoming subject a bankruptcy proceeding or any type of trustee, liquidator or receiver being appointed;
         o  our default under, or acceleration, of our senior indebtedness and such default continuing for a period of 90 days;
         o our default under or acceleration of any debt that exceeds $500,000 and such default continuing for more than the applicable grace period, if any; or
         o a final judgment for the payment of money in excess of $500,000 being rendered against EarthCare and remaining undischarged for a period of 60 days.

         Upon an event of default, the interest rate payable on the debentures increases, and we must redeem all outstanding debentures at the outstanding principal amount of the debenture, plus accrued but unpaid interest.

SUBORDINATION

         In connection with the issuance of the 12% Debentures, the investors agreed the EarthCare's Senior Credit Facility and other senior indebtedness are senior in right of payment to the 12% Debentures.

         If we default on any payment on our senior debt, then we may not make any cash payments to the holders of the debentures. If there is a default under our Senior Credit Facility other than a payment default, then we may not make any cash payments to the holders of the debentures until the earliest of the date that (a) is 180 days from the date of delivery of the default notice, (b) the senior debt is paid in full or (c) the senior lenders shall have given notice of termination of its blockage of payment. From and after that time and until another default on our senior debt occurs, we may make regularly scheduled principal and interest payments on the debentures.

WARRANTS

         In connection with the placement of the 12% Debentures, we issued warrants to purchase up to 400,000 shares of our Common Stock with a current exercise price of $3.60 per share. These warrants contain dilution protection. The original exercise price was $6.63 per share.

         On September 30, 2000, we issued additional warrants to purchase up to 400,000 shares of our common stock with a current exercise price of $3.60 per common share to the holders of our 12% Debentures. These warrants were issued in connection with a deferral of the interest payment due September 30, 2000. These warrants contain dilution price protection. The original exercise price was $5.00 per share.

INTERESTS OF CERTAIN PERSONS IN THE TRANSACTION

         We placed the 12% Debentures with the following related parties:

         o  Donald Moorehead, Chairman and Chief Executive Officer - $7,500,000,
         o Moorehead Charitable Remainder Trust, for which Donald Moorehead is the trustee - $1,500,000,
         o  Raymond Cash, Vice Chairman - $7,500,000,
         o  Founders Equity Group, - $1,000,000,
         o  George Moorehead, brother of Donald Moorehead - $1,000,000, and
         o Thomas Hughes, an individual investor who has provided collateral for our Senior Credit Facility - $1,500,000

CONSEQUENCES IF THE STOCKHOLDERS DO NOT APPROVE THE ISSUANCE OF COMMON STOCK ISSUABLE IN RELATION TO THE 12% DEBENTURES

         If we do not obtain stockholder approval for the issuance of Common Stock issuable in lieu of cash interest payments on the debentures and upon exercise of the warrants, we will be in breach of the requirements of the 12% Debenture agreements, we may be required to pay the interest due on the debentures in cash, and we will not be in compliance with the requirements of the Nasdaq National Market, which could result in the delisting of our Common Stock. However, our directors and officers controlling over 74% of our voting power have advised us that they intend to vote in favor of the proposal.


PRIVATE PLACEMENT OF 1,000,000 SHARES OF COMMON STOCK TO OUR CHAIRMAN

         On September 30, 2000, we sold 1,000,000 shares of our Common Stock for $5,000,000 in cash, which represented a 9.3% discount from the closing price on that date, to Donald Moorehead, our Chairman. We used the proceeds from that sale to repay a portion of our Senior Credit Facility in order to meet our Senior Lenders requirement to pay down part of the facility or provide cash collateral.

         We are soliciting approval of this issuance of Common Stock at the annual meeting because the continued listing requirements of the Nasdaq National Market require stockholder approval of such transactions. Rule 4350 requires, among other things, that an issuer obtain stockholder approval for transactions involving the issuance of greater than 1% of the Company's outstanding Common Stock to an officer or director of the Company and for certain transactions involving the issuance of Common Stock at a discount.


ISSUANCES OF SERIES A CONVERTIBLE PREFERRED STOCK

         On December 4, 2000, we sold $7,000,000 of our 10% mandatory redeemable convertible preferred stock ("Series A Preferred Stock") in a private placement to Donald Moorehead. In exchange we received $3,000,000 in cash and 599,807 shares of our Common Stock, which were then cancelled. The consideration paid for the Series A Preferred Stock represented a discount of $2,125,603. We used the cash proceeds from the sale of our Series A Preferred Stock to Donald Moorehead to repay a portion of the outstanding principal due under our Senior Credit Facility.

         On December 30, 2000, we issued 5,915,000 shares of Series A Preferred Stock to Solid Waste Ventures, a private investment firm financed in part by our Chairman in exchange for $5,915,000 of subordinated debt owed to Solid Waste Ventures. Collectively, these issuances of our Series A Preferred Stock are referred to as the "Series A Preferred Stock Issuances."

         We are seeking approval of the Series A Preferred Stock Issuances because Nasdaq Marketplace Rule 4350 requires stockholder approval of, among other things, any issuance, (i) at or below the greater of market or book value of securities that are convertible into Common Stock and which represent 20% or more of the voting power outstanding prior to such issuance, (ii) of greater than 1% of the Company's outstanding Common Stock to an officer or director of the Company and (iii) for certain transactions involving the issuance of common stock at a discount.

         As of the Record Date, there are 17,861,086 shares of Common Stock outstanding, each entitling the holder thereof to one vote on any matter to come before EarthCare's stockholders. Each share of Series A Preferred Stock entitles the holder thereof to vote with the Common Stock on any matter to come before EarthCare's stockholders. The total number of votes which the holders of the Series A Preferred Stock may cast is 12,335,244 based upon the current conversion price of $1.047 per common share. Based upon the current conversion price, the shares of Series A Preferred Stock issued to our Chairman entitle him to an additional 6,685,769 votes on any matter to come before EarthCare's stockholders.

TERMS OF THE SERIES A PREFERRED STOCK

         The following is a summary of the terms of the Series A Preferred Stock. Certain of these terms adversely effect the interest of the holders of our Common Stock. For example, shares of Series A Preferred Stock are convertible into shares of Common Stock at $1.047 per common share and holders of Series A Preferred Stock have certain "registration rights" with respect to the Common Stock issuable upon such conversion which would permit them to sell those shares publicly. The conversion of the Series A Preferred Stock and the public sale of the shares of Common Stock issued on conversion could substantially dilute our Common Stockholders and reduce the market value of the common stock. Additionally, upon the liquidation of EarthCare holders of Series A Preferred Stock are entitled to receive, before the distribution of any assets to holders of Common Stock, in addition to the face value of the Series A Preferred Stock and all accrued and unpaid dividend, an amount equal to $1.00 for each share of the Series A Preferred Stock.

    Securities:        Series A Convertible Preferred Stock

    Liquidation        On liquidation, the holders of Series A Preferred Stock
    Preference:        are entitled to receive a liquidation preference of $1.00
                       per share plus any accrued and unpaid dividends thereon to the date fixed for distribution, in priority over any distribution to the common stockholders of the Company.

    Dividends:         Dividends are payable in kind in Series A Preferred Stock
                       equal to 10% of the face value per share per annum, payable quarterly on such dates as may from time to time be determined by the Board of Directors, in preference over dividends upon the Common Stock of EarthCare. At the EarthCare's option and, subject to the terms of our credit agreements, we may elect to pay the dividends in cash. Dividends on each share of this series accumulate, whether or not earned or declared, from the date of its issuance.

    Rank: The Series A Preferred Stock ranks senior to the EarthCare Common Stock in right of payment with respect to dividends and liquidation.

    Voting             The holders of the Series A Preferred Stock are entitled
    Rights:            to vote, on an as-converted basis, with the holders of
                       the Common Stock and any other voting securities of EarthCare as one class on all matters submitted to a vote of EarthCare's stockholders.

                       If accrued dividends on the Series A Preferred Stock have not been paid in an aggregate amount equal to six quarter-annual dividends on the shares of this Series at the time outstanding, then the holders of shares of this series of Preferred Stock, voting separately as a class, will be entitled to elect the greatest of (i) two directors, or (ii) that portion of the total number of the directors as equal the amount (rounded to the nearest whole number) arrived at by multiplying the total number of directors of the Company by a fraction the numerator of which is the total number of shares of all Series A Preferred Stock at the time outstanding and the denominator of which is the total number of shares of all Common and Series A Preferred Stock of the Corporation at the time outstanding. Such right to vote separately as a class to elect directors will, when vested, be in lieu of any right to vote together with the holders of the Common Stock for the election of directors, and will be exercised until all dividends in default on the Series A Preferred Stock of the Corporation have been paid in full or funds sufficient therefore set aside. When the dividends in default have been paid in full or funds sufficient therefore have been set aside, the right to elect directors separately as a class will cease and the right to vote together with the holder of Common Stock for the election of directors will resume; subject, always, to the same provisions for the vesting of such right to elect directors separately as a class in the case of future dividend defaults.

    Redemption:        EarthCare must redeem the Series A referred Stock,
                       subject to the terms of its credit and debt agreements, no later than December 31, 2005 (the "Redemption Date") for a redemption price of $1.00 per share. In the event that this series is redeemed prior to the Redemption
                       Date, the redemption price will be as follows:
                       o  During the first year, 105% of face value.
                       o  During the second year, 104% of face value.
                       o  During the third year, 103% of face value.
                       o  During the fourth year, 102% of face value.

    Conversion:        The holders of the Series A Preferred Stock are entitled,
                       at any time and from time to time, to convert the Series
                       A Preferred Stock into fully paid and nonassessable shares of Common Stock at a conversion price equal to 120% of the average market price of the Common Stock for the five trading days preceding the sale of the Series A
                       Preferred. Initially, the conversion price was $3.60 per common share. The conversion price is subject to full ratchet antidilution protection. As of May 15, 2001, the adjusted conversion price was $1.047 per share.


APPROVALS REQUIRED

         The affirmative vote of holders of a majority of the holders of EarthCare Common Stock and Series A Preferred Stock present at the meeting in person or by proxy, voting together as a class, is necessary to approve this Proposal 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY EACH OF THE ISSUANCES OF OUR CAPITAL STOCK DESCRIBED IN THIS PROPOSAL.


                               PROPOSALS 3 AND 4:
              ELECTION AND RATIFICATION OF APPOINTMENT OF DIRECTORS

         Our Certificate of Incorporation provides for up to fifteen (15) directors and divides the Board of Directors into three (3) classes, with the directors in each class serving a term of three years. The Certificate of Incorporation provides for the Board of Directors to determine the actual number of directors composing the board. Currently, eight (8) directors are serving on the Board of Directors. The terms of Donald F. Moorehead, Jr., Raymond Cash and William Solomon, Jr. will expire at the Annual Meeting. The board appointed Mr. Solomon in November 2000 to serve as a director until the 2003 Annual Stockholders' Meeting. Messrs. Rosborough, Habets and Addy have been nominated by the Board of Directors to stand for re-election to serve as directors until the 2004 Annual Stockholders' Meeting or until their successors are duly elected and qualified. Mr. Philip S. Siegel was appointed by the Board of Directors in March 2000 to fill the vacancy on the board created by the resignation of Earl E. DeFrates and to serve as a director until the 2002 Annual Meeting of Stockholders or until his successor is duly elected and qualified. Our Bylaws provide that the appointment of a director to fill a vacancy on the board must be ratified by the stockholders at the next annual meeting.

         Except as otherwise provided in this Proxy Statement, a proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The Board of Directors has no reason to believe that any of the director nominees will be unavailable to serve as directors, if elected. However, if at the time of the Annual Meeting any of the nominees should be unable to serve or, for good cause, will not serve, the persons named in the proxies will vote as recommended by the Board of Directors to elect a substitute nominee recommended by the Board of Directors. In no event, however, will a proxy be voted to elect more than three (3) directors.

         The following list sets forth information concerning the incumbent directors and the nominees for election to the Board of Directors to serve until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified. This information includes for the nominees, and for each of the incumbent directors, certain biographical information, a brief description of each such individual's principal occupation and business experience during the past five years and directorships of companies (other than EarthCare) presently held. This information was provided by the respective individuals.

NOMINEES FOR ELECTION -- TERM EXPIRING 2004

         Donald F. Moorehead, Jr.- (age 50), has served as our Chairman and Chief Executive Officer since June 1998. From August 1997 to June 1998, he was a private investor. Mr. Moorehead served as Vice Chairman and Chief Development Officer of USA Waste, a company he founded, from May 1994 through August 1997. From October 1990 until May 1994, he served as Chairman of the Board and Chief Executive Officer of USA Waste. Mr. Moorehead has served as Director for the Environmental Research and Education Foundation since May 1996. Mr. Moorehead serves on the board of FYI, Inc., a document and information outsourcing company.

         Raymond Cash - (age 71), a founder of EarthCare, has served as our Vice Chairman since 1998. Mr. Cash is the founder of two solid waste companies, Sanifill, Inc. and Southern States Environmental Services, Inc. From August 1997 to June 1998, he served as Chairman of our Board of Directors and our Chief Executive Officer. From 1993 to 1997, he served as Chairman and President of Resource, Recovery, Transfer & Transportation, Inc., a solid waste company.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE DIRECTOR NOMINEES.

         DIRECTOR APPOINTEE FOR RATIFICATION - TERM EXPIRING 2003

         William W. Solomon, Jr. - (age 44), has served as Vice President and Chief Financial Officer of EarthCare since July 2000. In November 2000, Mr. Solomon was appointed a Director of EarthCare. Mr. Solomon previously served as Executive Vice President, Chief Financial Officer and Treasurer of Precept Business Services, Inc., a Nasdaq listed company in Dallas, Texas, from June 1998 to June 2000. Precept Business Services engaged primarily in the distribution of office products and also provided executive transportation services. From August 1996 to May 1998, Mr. Solomon served as Vice President and Corporate Controller of American Pad & Paper Company, a manufacturer of paper based office products, in Dallas, Texas. From August 1994 to July 1996, Mr. Solomon served as a Senior Audit Manager for PricewaterhouseCoopers in Dallas, Texas, and from November 1992 to July 1994, Mr. Solomon served as a Senior Audit Manager for BDO Seidman in Grand Rapids, Michigan. Mr. Solomon received his B.A. degree in Business Administration - Accounting from Washington State University in 1978 and is a certified public accountant.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE DIRECTOR APPOINTEE.

INCUMBENT DIRECTORS-TERM EXPIRING 2002

         Elroy "Gene" Roelke - (age 69), has served as a member of our Board of Directors since May 1998. Mr. Roelke has served as the Chairman and Founder of the Knollwood Mercantile Company, a retail convenience store company, from 1985 to the present. From 1989 to 1996, Mr. Roelke served as Senior Vice President and General Counsel of the Renaissance Capital Group, an investment company, and also served as the administrator of the Portfolio Management Division and as a director designee to portfolio companies. Mr. Roelke served as the President and Director of Island Marine Supply Company, a marine supply company and was managing partner for Roelke & Jordan, a law firm located in Dallas, Texas. From July 1997 to May 1998, Mr. Roelke also served as Chairman of the Board of Microlytics, Inc., the predecessor corporation to EarthCare. Mr. Roelke is a director and member of the audit committee of Tutogen Medical, Inc., a medical technology company.

         Philip S. Siegel - (age 36), has served as a member of our board of directors since March 2000. Since October 1999, Mr. Siegel has been a Venture Fellow at AV Labs, an Austin Ventures spinout in Austin, Texas that invests in early stage technology companies as well as an adjunct professor in Entrepreneurial Studies in the M.B.A. program at the University of Texas. He has been the Chief Executive Officer of a variety of companies in the AV Labs fund since December 1999. From May 1995 until January 1999, Mr. Siegel was a partner in the Chicago and Dallas offices of BCG. At BCG, Mr. Siegel worked as a consultant to packaged goods and financial services companies. Mr. Siegel received his M.B.A. with honors from the University of Chicago Graduate School of Business in 1988 and a bachelor's degree in chemistry from the University of Chicago in 1985.

INCUMBENT DIRECTORS-TERM EXPIRING 2003

         Harry M. Habets - (age 51), has served as our President, Chief Operating Officer, and as a member of our Board of Directors since August 1999. Mr. Habets was Managing Director of UK Waste, a $350 million joint venture of Wassex Water and Waste Management International in the United Kingdom from July 1997 to May 1999. Waste Management employed Mr. Habets from 1985 to 1999 where he served as Vice President of Operations for Waste Management International, President of WMI Medical Services and Vice President and Region Manager in the United States.

         William M. Addy - (age 41), has served as our Vice President Sales, Marketing & Corporate Development since April 1999 and has served as a member of our Board of Directors since March 2000. Mr. Addy was employed by the Boston Consulting Group ("BCG") as a consultant on issues of marketing, sales and strategy with packaged goods, industrial products and service companies. Mr. Addy was elected a partner of BCG in 1992 and moved to Dallas to help establish the firm's Dallas office, where he remained until January 1999. Mr. Addy earned an M.B.A. from Harvard Business School in 1986 and graduated with an honors degree in chemical engineering from Princeton University in 1982.

         Brian Rosborough - (age 60), has served as a member of our Board of Directors since December 16, 1998. Mr. Rosborough is the Founder Chairman of Earthwatch Institute, a sponsor of conservation science. Mr. Rosborough has been involved in social venture capital since leaving the investment banking business in 1972. Mr. Rosborough serves as a trustee of several civic and educational institutions.

MEETINGS OF THE BOARD OF DIRECTORS

         During 2000, the Board of Directors held six meetings (including regularly scheduled and annual meetings). All of the directors attended at least 75% of all meetings of the Board of Directors and committees of which they were members held during the period that the directors were members of the board.

COMMITTEES OF OUR BOARD OF DIRECTORS

         Our Bylaws provide that the Board of Directors may, by resolution or resolutions passed by a majority of the Board of Directors, designate an Executive Committee, an Audit Committee, a Compensation Committee and one or more other committees, each consisting of three or more directors. We do not have a nominating committee. The board has designated the following committees:

         Audit Committee. During 2000, the members of the audit committee were Messrs. Rosborough, Roelke and Siegel. Mr. Hulligan was a member until his resignation from the board in March 2000. Mr. Roelke serves as the Chairman of the Audit Committee. Each of the members of the audit committee attended at least 75 percent of such meetings. The primary responsibilities of the audit committee are to review with our auditors the scope of the audit procedures to be applied in conducting the annual audit and the results of the annual audit. In addition, the audit committee has responsibility to provide oversight review to our management responsible for the periodic review of our environmental policy statement and procedures, and the establishment of a program for periodic compliance audits. The audit committee's report relating to the 2000 fiscal year appears on page ____.

         Compensation Committee. The Compensation Committee currently consists of three directors, Messrs. Cash, Roelke and Rosborough. Mr. Cash serves as Chairman of the Compensation Committee. The Compensation Committee is responsible for (i) reviewing, approving, recommending and reporting to the Chief Executive Officer and the Board of Directors matters regarding the compensation of our executive officers and other key employees and compensation levels or plans affecting the compensation of our other employees and (ii) administering our Stock Option Plan. The Compensation Committee held one meeting during 2000.

         Executive Committee. The Executive Committee currently consists of four directors, Messrs. Cash, Habets, Addy and Moorehead. Mr. Hulligan was a member until his resignation from the board in March 2000 and Mr. Patrick was a member until his resignation from the board in August 1999. Mr. Moorehead serves as Chairman of the Executive Committee. The Executive Committee is authorized by the Board of Directors to take all action which may be delegated by the Board of Directors under the Delaware General Corporation Law. The Executive Committee held one meeting during 2000.

                                   PROPOSAL 5:
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         In December 1998, PricewaterhouseCoopers was appointed by the Audit Committee to act as our independent public accountants and audited our accounts for fiscal year ending December 31, 1999 and 2000. The Audit Committee has appointed PricewaterhouseCoopers to continue in its capacity as our independent public accountants for fiscal year ending December 31, 2001. Should this firm be unable to perform the requested services for any reason, or not be ratified by the stockholders, the Audit Committee will appoint other independent auditors to serve for the remainder of the year. A representative of PricewaterhouseCoopers will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS AS EARTHCARE'S INDEPENDENT AUDITORS.

                          REPORT OF THE AUDIT COMMITTEE

To the Stockholders
of EarthCare:

         The Board of Directors of EarthCare Company (the "Company") maintains an audit committee comprising three independent, outside directors. The Board of Directors and the audit committee believe that the audit committee's current member composition satisfies the rules of the Nasdaq National Market that govern audit committee composition, including the requirement that audit committee members all be "independent" as that term is defined in Rule 4200(a)(15) of the Nasdaq National Market's listing standards.

         The audit committee oversees the Company's financial process on behalf of the entire Board of Directors. Management has the primary responsibility for the Company's financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements with management. The Board of Directors has adopted a written Charter of the audit committee, a copy of which is attached as ANNEX A to this proxy statement.

         The audit committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61. In addition, the audit committee has discussed with the Company's independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures below and the letter from the independent auditors required by the Independence Standards Board, Standard No. 1.

         The audit committee discussed with the independent auditors the overall scope and plans for their audit. The audit committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting. The audit committee held three meetings during 2000.

AUDIT FEES

         The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for the 2000 fiscal year (collectively, the "Audit Services") were $407,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         PricewaterhouseCoopers LLP did not render any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR 210.2-01) during the year ended December 31, 2000.

ALL OTHER FEES

         The aggregate fees billed for all other services (the "Other Services") rendered to the Company by PricewaterhouseCoopers LLP during the year ended December 31, 2000, other than the Audit Services, were $104,000. The Other Services consisted of (i) audit and tax services related to acquisitions during fiscal year 2000; (ii) tax compliance services related to the preparation of the federal and state income tax returns for fiscal year 1999; and (iiii) tax planning and consulting services

SUMMARY

         In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The audit committee also determined that the provision of the Other Services rendered by PricewaterhouseCoopers LLP was compatible with maintaining PriceWaterhouseCooper LLP's independence.


April 17, 2001                       By the AUDIT COMMITTEE
                                     Elroy "Gene" Roelke, Chairman
                                     Brian Rosborough
                                     Philip S. Siegel

                             CAPITAL STOCK OWNERSHIP

COMMON STOCK OWNERSHIP

           The following table sets forth the actual ownership of outstanding common chares of EarthCare and the beneficial ownership of shares of our Common Stock as of May 15, 2001 for: Our directors, Our Chief Executive Officer and the Named Executive Officers, Our directors and executive officers as a group, and Each person who holds more than a 5% interest in our outstanding Common Stock.

Name of beneficial owner


                                          Number of voting                             Number of
                                             shares of           Percent of voting     shares of          Percent of
                                           common stock            common stock       common stock       common stock
                                            beneficially           beneficially       beneficially       beneficially
Name of beneficially owner                    owned                   owned              owned              owned
--------------------------                ----------------       -----------------    ------------       ------------
Donald F. Moorehead (2)                         11,616,464                    38.5%     13,477,284               32.8%
Raymond M. Cash (3)                              4,838,681                    16.0%      5,909,472               14.4%
Cash family trusts an  partnerships              4,758,681                    15.8%      5,175,480               12.6%
William M. Addy                                     80,000                       *          80,000                  *
Elroy G. Roelke (5)                                 25,000                       *          45,000                  *
Brian Rosborough (6)                                    --                       *          20,000                  *
Philip S. Siegel (7)                                    --                       *           6,250                  *
Harry M. Habets                                    106,500                       *         106,500                  *
Peter H. Trembath                                    6,500                       *           6,500                  *
William W. Solomon, Jr                                  --                       *              --                  *
Solid Waste Ventures, Inc. (8)                   5,813,042                    19.3%      5,813,042               14.2%
All executive officers, directors and
      5% shareholders as a group                22,486,187                    74.5%     25,464,048               62.0%

----------
* Less than 1%.

(1) Includes shares of common stock that may be acquired upon the exercise of stock options or warrants exercisable within 60 days. Includes shares that may be issued upon the conversion of 10% Debentures and 10% Preferred. Includes shares that are issuable for the payment of interest on 12% Debentures. Each person named above has sole voting and dispositive power with respect to all the shares listed opposite such person's name, unless indicated otherwise. Unless otherwise indicted, each shareholder's address is 14901 Quorum Drive, Suite 200, Dallas, Texas 75240.

(2) Includes 898,000 shares held by Moorehead Property Company Ltd., which is controlled by Mr. Moorehead. Includes 255,000 shares owned by Shelly Moorehead, Mr. Moorehead's wife. Includes 6,685,789 shares that may be issued upon the conversion of 10% Preferred owned by Mr. Moorehead. Includes 216,676 shares that maybe issued upon the exercise of options and 300,000 shares that may be issued upon the exercise of warrants. Includes 60,000 shares that may be issued to Moorehead Chartiable Remainder Trust ("Moorehead CRET"), for which Mr. Moorehead is trustee. Includes 1,143,985 shares that may be issued upon the conversion of 10% Debentures. Includes 116,799 shares issuable for payment of interest due on 12% Debentures. Includes 23,360 shares issuable to Moorehead CRET for payment of interest due on 12% Debentures.

(3) Includes 4,758,681 shares owned by various trusts and partnerships controlled by Raymond Cash or his family members. Includes opetions to purchase 5,000 shares. Includes warrants to purchase 300,000 shares owned by Cash Familty Limited Partnership ("FLIP"). Includes 116,799 shares issuable to FLIP upon payment of interest due on 12% Debentures.

(4) Includes warrants to purchase 300,000 shares owned by Cash Family Limited Partnership ("FLIP"). Includes 116,799 shares issuable to FLIP upon payment of interest due on 12% Debentures.

(5) Inclueds options to purchase 17,500 shares of common stock and warrants to purchase 2,500 shares of common stock.

(6) Inclueds options to purchase 17,500 shares of common stock and warrants to purchase 2,500 shares of common stock.

(7)   Includes warrants to purchase 6,250 shares of common stock.

(8) Solid Waste Ventures, Inc. is a privately owned company which is an affiliate of Mr. Moorehead. Includes 5,362,942 shares of common stock that may be issued upon the conversion of 10% Preferred.

Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person or entity has sole voting power and disposition power.

SERIES A PREFERRED STOCK OWNERSHIP

         The following table and notes set forth certain information regarding the beneficial ownership of the Series A Preferred Stock as of March 31, 2001 for:

       o   Our directors,
       o   Our Chief Executive Officer and the Named Executive Officers,
       o   Our directors and executive officers as a group, and
       o Each person who holds more than a 5% interest in our outstanding Common Stock.


                                                                  Shares of                                         Shares of
                                                                  Series A                            Conversion    EarthCare
Holder                                     Face value             Preferred             % Owned          price     common stock
------                                     ----------            -----------            -------       ----------   ------------
Donald F. Moorehead, Jr. (1)               $ 7,000,000             7,000,000              54.20%      $   1.0470      6,685,769
Solid Waste Ventures, Inc. (2)               5,615,000             5,615,000              43.50%      $   1.0470      5,362,942
Founders Equity IV, L.L.C. (3)                 210,000               210,000               1.60%      $   1.0470        200,573
Founders Equity VI, L.L.C. (3)                  90,000                90,000               0.70%      $   1.0470         85,960
                                           -----------           -----------            -------                    ------------
                                           $12,915,000            12,915,000             100.00%                     12,335,244
                                           ===========           ===========            =======                    ============

--------------
(1) Chariman and Chief Executive Officer of EarthCare.

(2) Solid Waste Ventures is a privately owned company with solid waste opeations in Missouri for whom Donald Moorehead provided subordinated debt financing. Solid Waste Ventures was the former majority owner of EarthCare's solid waste operations in Hillsborough County, Florida.

(3) Founders Equtiy Group is a privately owned investment bank in Dallas, Texas, which has been fiannced in part by Donald Moorehead.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the compensation of EarthCare's Chief Executive Officer and the next four highest paid executive officers (the "Named Executive Officers").

                                               Annual Compensation                    Long-term Compensation
                                    --------------------------------------------   -------------------------------
                                                                    Other Annual   Securities
                                                                    Compensation   Underlying           All Other
Name and principal position         Year   Salary ($)   Bonus ($)        ($)       Options (#)        Compensation
---------------------------         ----   ----------   ---------   ------------   -----------        ------------
Donald F. Moorehead, Jr.
     Chairman and Chief             2000    $     --     $     --     $  9,172            --  (2)       $      --
     Executive Officer(1)           1999    $175,000     $     --     $     --       133,352  (3)       $      --
                                    1998    $     --     $     --     $     --       525,000            $      --

Harry M. Habets
     President and Chief            2000    $190,000     $ 60,500     $ 21,500            --  (5)       $      --
     Operating Officer(4)           1999    $ 57,692     $135,000     $     --       340,000            $      --
                                    1998

William M. Addy
     Vice President of              2000    $165,000     $ 45,700     $  6,850                (7)       $      --
     Marketing, Sales and           1999    $ 88,942     $ 45,700     $     --       400,000            $      --
     Corporate Development(6)

William W. Solomon, Jr.
     Vice President and             2000    $165,000     $     --     $  6,850            --  (9)       $      --
     Chief Financial Officer(8)

Peter H. Trembath
     Vice President and             2000    $145,000     $     --     $  6,650        50,000 (11)       $      --
     General Counsel(10)

-------------
(1) Mr. Moorehead was named Chief Executive Officer on June 29, 1998 Mr. Moorehead elected not to draw a salary for 1998 or 2000.

(2) During September 2000, Mr. Moorehead returned options to purchase 175,000 shares at $15.00 per share and options to purchase 200,000 options at $25.00 per share.

(3) Included bonus grant for fiscal 1998 of options to acquire 133,352 shares of common stock granted on March 1, 1999 at $14.50 per share. (4) Mr. Habets was elected President and Chief Operating Officer effective August 9, 1999

(5) During September 2000, Mr. Habets returned options to purchase 200,000 shares at $13.56 per share and options to purchase 140,000 options at $25.00 per share.

(6) Mr. Addy was elected Vice President of Marketing, Sales and Corporate Development on April 12, 1999.

(7) During September 2000, Mr. Addy returned options to purchase 200,000 shares at $14.00 per share and options to purchase 200,000 options at $20.00 per share.

(8) Mr. Solomon was elected Vice President and Chief Financial Officer effective July 5, 2000. The salary disclosed represents the full annual salary based on his employment contract.

(9) During September 2000, Mr. Solomon returned options to purchase 150000 shares at $7.13 per share.

(10) Mr. Trembath was elected Vice President and General Counsel effective September 11, 2000. The salary disclosed represents the full annual salary based on his employment contract.

(11) At the time of his employment, Mr. Trembath was granted options to purchase 50,000 shares of common stock at an exercise price of $3.75 per share.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding stock option grants for the year ended December 31, 2000 to the Chief Executive Officer and the Named Executive Officers.

                                                                                      Potential realizable value at annual
                                                                                          assumed rates of stock price
                                           Individual Grants                            appreciation for option terms(1)
                             -------------------------------------------------------  -------------------------------------
                              Number of    Percent of
                             securities  total options
                             underlying    granted to        Exercise
                              options     employees in       price per   Expiration
                              granted      fiscal 2000         share        date           0%          5%        10%
                             ----------  --------------     ----------   ----------    ---------   ---------  ----------
Donald F. Moorehead, Jr.            --          n/a          $    --          n/a      $     --    $     --    $     --

Harry M. Habets                     --          n/a          $    --          n/a      $     --    $     --    $     --

William M. Addy                     --          n/a          $    --          n/a      $     --    $     --    $     --

William W. Solomon, Jr.(2)     150,000        33.7%          $  7.13       7/5/10      $     --    $     --    $     --

Peter H. Trembath               50,000        11.2%          $  3.75      9/11/10      $     --    $118,500    $298,000

---------------------
(1) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. There can be no assurance provided to any executive officer or any other holders of EarthCare's securities that the actual stock price appreciation over the term will be at the assumed 5% and 10% levels or at any other defined level.

(2) During September 2000, Mr. Solomon returned options to purchase 150,000 shares atshare.)per


OPTION EXERCISES IN LAST FISCAL YEAR

         No options were exercised during the year ended December 31, 2000 by our Chief Executive Officer and the Named Executive Officers.

NONCOMPETITION AND EMPLOYMENT CONTRACTS

         On June 1, 1998, EarthCare entered into an employment agreement with Mr. Moorehead to serve in the capacity of Chief Executive Officer and Chairman of the Board of Directors of EarthCare. Mr. Moorehead will receive a base salary of $250,000 annually and is eligible for an annual bonus, which will be a minimum of 50% of the annual salary under the agreement. This employment agreement for Mr. Moorehead is for a term of five years, with automatic renewal for twelve-month periods. The agreement provides that upon the merger, consolidation or other business combination of EarthCare with another publicly traded or private entity where EarthCare is not the surviving entity or upon the sale of substantially all of EarthCare's assets, Mr. Moorehead is entitled to terminate the agreement and receive a severance payment equal to the remaining salary and bonus for each of the remaining years (or portions thereof) under the full term of the agreement. The employment agreement also provides that Mr. Moorehead is entitled to participate in any stock option plan instituted by EarthCare. Mr. Moorehead is also bound by a noncompetition and nonsolicitation clause for the term of the agreement and for one year after termination of employment.

         On April 12, 1999, EarthCare entered into an employment agreement with William M. Addy, which provides for Mr. Addy to serve in the capacity of Vice President of Marketing, Sales and Corporate Development for an annual salary of $165,000 plus a guaranteed bonus of 33% of his annual salary. In addition, EarthCare, in its discretion may from time to time grant bonuses to Mr. Addy. Mr. Addy's employment agreement is for a term of three years, with automatic renewals on each anniversary date for additional twelve-month periods.

         On August 9, 1999, EarthCare entered into an employment agreement with Harry Habets, which provides for Mr. Habets to serve in the capacity of President and Chief Operating Officer of EarthCare and as a member of the

Board of Directors of EarthCare and provides for an annual salary of $190,000. In addition, the agreement provides, effective January 1, 2001, the annual salary will be a minimum of $225,000 and EarthCare, in its discretion, may from time to time grant bonuses to Mr. Habets. The employment agreement for Mr. Habets is for a term of three years, with automatic renewals on each anniversary for three-year periods.

         On July 5, 2000, EarthCare entered into an employment agreement with William W. Solomon, Jr., which provides for Mr. Solomon to serve in the capacity of Vice President and Chief Financial Officer of EarthCare and as a member of the Board of Directors of EarthCare and provides for an annual salary of $165,000. In addition, the agreement provides EarthCare, in its discretion, may from time to time grant bonuses to Mr. Solomon. The employment agreement for Mr. Solomon is for a term of three years, with automatic renewals on each anniversary for three-year periods.

         On September 11, 2000, EarthCare entered into an employment agreement with Peter H. Trembath, which provides for Mr. Trembath to serve in the capacity of Vice President and General Counsel of EarthCare and provides for an annual salary of $145,000. In addition, the agreement provides EarthCare, in its discretion, may from time to time grant bonuses to Mr. Trembath. The employment agreement for Mr. Trembath is for a term of three years, with automatic renewals on each anniversary for three-year periods.

         The employment agreements for Messrs. Habets, Addy, Solomon and Trembath provide that upon the merger, consolidation or other business combination of EarthCare with another entity where EarthCare is not the surviving entity or upon the sale of substantially all of EarthCare's assets, Messrs. Habets, Addy, Solomon and Trembath are entitled to terminate the agreements and receive severance payments equal to the remaining salary and bonus for each of the remaining years (or portions thereof) under the full term of the agreements. The employment agreements also provide that Messrs. Habets, Addy, Solomon and Trembath are entitled to participate in any stock option plan instituted by EarthCare. Messrs. Habets, Addy, Solomon and Trembath are each bound by a noncompetition and nonsolicitation clause for the term of their respective agreements and for one year after termination of employment.

         All the executive officers have orally agreed to waive their change in control provisions following the planned sale of EarthLiquids.

DIRECTOR COMPENSATION

         We pay our non-employee directors $1,500 for each non-telephonic board meeting attended and from $500 to $1,000 for each telephonic meeting attended. All directors are reimbursed for any expenses incurred in attending board or committee meetings.

         We made the following grants of warrants during 2000 to non-employee directors for their services as directors: Philip Siegel - 25,000 shares at $7.00; Elroy Roelke - 10,000 shares at $7.00; and Brian Rosborough - 10,000 shares at $7.00.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2000, our Compensation Committee was composed of Messrs. Roelke, Rosborough and Cash. Messrs. Roelke, Rosborough are not and have not been officers or employees of EarthCare. Mr. Cash is the founder of EarthCare and served as the President and Chief Executive Officer until June 1998. He is not currently an officer or employee of EarthCare.

                        REPORT ON EXECUTIVE COMPENSATION

       The Compensation Committee is responsible for ensuring that a proper system of short and long-term compensation is in place to provide performance oriented incentives to management. Its report on compensation is as follows:

       The Compensation Committee is comprised of three independent, non-employee directors. It is the Committee's responsibility to:

       o Make recommendations and reports to the Board of Directors concerning matters of executive compensation,
       o      Administer our executive compensation program
       o      Review compensation plans, programs and policies, and
       o      Monitor the performance and compensation of executive officers

       In performing these duties, the Compensation Committee considers recommendations from management along with other factors. The Compensation Committee has available to it an executive compensation consultant, as well as access to an extensive compensation database.

COMPENSATION POLICY

       The Compensation Committee has adopted the following general principles and objectives which it considered in establishing executive compensation levels for 1998 and 1999 which it will use to guide future compensation decisions:

       -- Our compensation programs should be designed to attract and retain highly qualified executives who will be critical to our long-term success.

       -- A portion of the executive's total compensation should bear a direct relationship to our operating performance and profitability.

       -- Executives should be recognized and rewarded for high performance and extraordinary results.

       -- Incentive compensation arrangements should provide executives with an opportunity to acquire and increase direct ownership interests in EarthCare and motivate them to build stockholder value by aligning their personal interests with stockholder interests.

EXECUTIVE COMPENSATION PROGRAM

       The Compensation Committee believes that a portion of the compensation paid to executive officers should relate to both our short-term and long-term profitability. Therefore, the executive officers' compensation program is composed of base salary, bonus and long-term incentive compensation.

       Base Salary and Bonus. Base salaries for Messrs. Moorehead, Addy, Habets, Trembath and Solomon are paid according to their employment agreements. In the case of all other executive officers, base salary is determined and fixed by management based on the policies of the Compensation Committee.

       Mr. Moorehead is eligible for an annual cash bonus of a minimum of 50% of his annualized base salary. Mr. Addy is eligible for a discretionary cash bonus of a minimum of 33% of his annualized base salary. Mr. Habets s eligible for a discretionary annual cash bonus which may be an amount equal up to 100% of his annual salary. Mr. Trembath is eligible for a minimum guaranteed bonus of $35,000. Mr. Solomon is eligible for a discretionary cash bonus which may be up to 100% of his annual salary. The individual bonus percentages for 2000 were established by the Compensation Committee based upon each officer's level of responsibility within EarthCare and his contributions toward improving operating performance and profitability. The bonus percentages will be reviewed annually by the Compensation Committee and may be adjusted in accordance with these factors or others that the Compensation Committee determines to be relevant at the time. All bonuses must be approved by the Compensation Committee prior to being paid.

       The Compensation Committee believes that the bonus portion of the executive compensation program is effective in motivating our executive officers to improve the current profitability of EarthCare. The Compensation Committee also believes that an adequate base salary is necessary to retain effective executive officers and to discourage management decisions which might improve short-term profitability but may not always be in our long-term best interest.

       Long-Term Incentives. The Compensation Committee believes that, in addition to the annual cash bonus arrangements, it is appropriate for us to provide long-term incentive awards to motivate the executive officers to improve our long-term profitability and create value for our stockholders.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

       Compensation arrangements for Mr. Moorehead as Chairman of the Board and Chief Executive Officer were determined based on his employment agreement with respect to base salary and long-term compensation and based on consideration of the factors described above with respect to the bonus amounts.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

       Section 162(m) of the Internal Revenue Code, added as part of the Omnibus Budget Reconciliation Act of 1993, imposes a limitation on deductions that can be taken by a publicly held corporation for compensation paid to certain of its executives. Under Section 162(m), a deduction is denied for compensation paid in a tax year beginning on or after January 1, 1994, to a corporation's chief executive officer or any of its other four most highly compensated officers to the extent that such compensation exceeds $1 million. Certain performance-based compensation, however, is specifically exempt from the deduction limit.

       The Compensation Committee's current policy with respect to the Section 162(m) limitations is to preserve the federal income tax deductibility of executive compensation payments when it is appropriate and in the best interests of EarthCare and the stockholders. For the foreseeable future, the Compensation Committee does not expect Section 162(m) to have any practical effect on our compensation program. However, the Committee reserves the right to approve the payment of nondeductible compensation in the future if it deems such payment to be appropriate.

                                       By the COMPENSATION COMMITTEE:

                                       Raymond Cash
                                       Elroy "Gene" Roelke
                                       Brian Rosborough


       THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE 1933 ACT OR UNDER THE 1934 ACT (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT EARTHCARE SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                           RELATED PARTY TRANSACTIONS

         Our Chairman has personally guaranteed the majority of our debt, except for our 10% Debentures and our 12% Debentures. In addition, he has provided collateral with an approximate value of $20,000,000 to our Senior Lenders, has provided collateral with an approximate value of $8,000,000 for our ERMF senior debt and has provided collateral with an approximate value of $10,500,000 for our bridge loans. Our Vice Chairman has personally guaranteed $20,000,000 of our Senior Credit Facility and has provided $10,000,000 as collateral for our Senior Credit Facility. We have not provided any compensation to either individual for their guarantees or collateral.

         On April 11, 2001, we completed a private placement of a $1.5 million bridge loan with Sagemark Capital, an investment fund in which our Chairman is a limited partner. In connection with this loan, we issued a warrant to purchase up to 680,000 shares of our Common Stock at $0.001 per share. One half of the warrant vested at closing and the second half vests on October 3, 2001, if the loan is not repaid in full by such date.

         On December 4, 2000, we agreed to borrow $3,000,000 pursuant to a new subordinated loan ("ERMF Subordinated Debt") from Donald Moorehead, our Chairman, as part of a related financing transaction. At the same time, our Chairman borrowed $3,000,000 from a private lender. The terms of our subordinated loan are identical to the terms of the loan from the private lender to our Chairman. We used the proceeds from this loan to pay down our Senior Credit Facility. We are obligated to pay interest at the rate of 10.9% per year under this loan until June 13, 2001, after which time we are obligated to pay interest at 24% per year. We are also obligated to pay $150,000 in fees and an additional $218,000 in interest in April 2001. We are also obligated to pay a $150,000 placement fee in April 2001 to a private individual who arranged this loan. Our Chairman has personally guaranteed the loan to the private lender and has provided collateral of approximately $7,000,000 consisting of shares of our 10% mandatory redeemable convertible preferred stock ("Series A Preferred Stock").

         On March 31, 2000, we entered into a management agreement with Liberty Waste, a privately owned Florida corporation engaged in the collection, transfer and disposal of NSW in Hillsborough County, Florida and the adjoining counties. We agreed to provide management services such as accounting services, investment banking advisory services, bid and bond advice, municipal contract assistance and advice with commercial banking services. Under the terms of this agreement, we recognized $702,477 in management fee revenue during the year ended December 31, 2000, after eliminating our share of the earnings of Liberty Waste. Liberty Waste was a majority owned subsidiary of Solid Waste Ventures, a privately owned company that also owns NSW collection, transfer and disposal operations in Missouri. Donald Moorehead, Chairman, Chief Executive Officer and a significant stockholder in the Company, has provided subordinated debt financing to Solid Waste Ventures and has personally guaranteed the senior debt of Solid Waste Ventures.

         On July 7, 2000, we acquired a 43% minority interest in Liberty Waste by issuing 356,000 shares of our Common Stock to the minority stockholders of Liberty Waste. We issued common shares with an aggregate market value of $2,358,464. From July 7, 2000 until December 30, 2000, we recorded our share in the earnings of Liberty Waste and included such amount in other income and expense in our results from continuing operations.

         On December 30, 2000, we acquired the remaining shares of Liberty Waste from Solid Waste Ventures and a minority stockholder by issuing 520,100 shares of our Common Stock with an aggregate market value of $1,267,952. During the fourth quarter of 2000, Liberty Waste changed its name to ERMF.

         On March 30, 2001, we issued 100,000 shares of our Common Stock to various individuals in a private placement. The investment-banking firm Sanders Morris Harris acted as placement agent in connection with a $2,500,000 bridge loan ("Sanders Bridge Loan"). Because the Sanders Bridge Loan was not repaid by April 30, 2001, we will be obligated to issue 100,000 shares of our Common Stock for each month that any portion of the Sanders Bridge Loan remains outstanding. On May 1, 2001 we issued 100,000 share of our Common Stock to the holders of the Sanders Bridge Loan.

         On December 30, 2000, we advanced $400,000 to Donald Moorehead, our Chairman, which advance was fully repaid on January 4, 2001.

         On December 30, 2000, we issued $5,915,000 of our Series A Preferred Stock to Solid Waste Ventures in exchange for $5,915,000 of subordinated debt owed by ERMF to Solid Waste Ventures. Solid Waste Ventures is a privately owned company that also owns solid waste collection, transfer and landfill operations in Missouri. Donald Moorehead has provided subordinated debt financing to Solid Waste Ventures and is a personal guarantor of Solid Waste Ventures' senior debt.

         On December 4, 2000, we sold $7,000,000 of our Series A Preferred Stock in a private placement to Donald Moorehead. In exchange for the 7,000,000 shares of our Series A Preferred Stock, we received $3,000,000 in cash and 599,807 shares of our Common Stock, which shares were cancelled. We sold the Series A Preferred Stock for a discount of $2,125,603 and an effective yield of 17.37%. The Series A Preferred Stock is presented at its net value. The unamortized discount is being recognized on the effective interest rate method over the redemption period of the Series A Preferred Stock.

         On October 31, 2000, we sold Allen Tate Commercial Software LLP, our environmental compliance software division, to ISN Software, a private company owned by William Addy, one of our executive officers. We sold the division for an unsecured note of $3,000,000, bearing interest to be paid in kind at 10% per year. Payments on the note are to be made based on 10% of the revenue of ISN Software. To date, no payments have been received on the note. We have agreed to amend the note so that no payments will be due under the note unless ISN Software is sold within two years and the proceeds from the sale of ISN Software exceed $1,500,000. Given the uncertainty surrounding future collectibility of the note, we have provided a full reserve on the note.

         On October 31, 2000, we entered into an information outsourcing agreement with ISN Software, a private company owned by William Addy, an executive officer and Director of EarthCare, whereby we agreed to pay $67,500 per month to cover information services support, office rent and telecommunications charges. In addition, we currently are leasing certain of our employees to ISN Software at our cost for these employees.

         On September 30, 2000, we sold 1,000,000 shares of our Common Stock for $5,000,000 in cash at $5.00 per share, which represented a 9.3% discount from the closing price on that date, to Donald Moorehead. We used the proceeds from that sale to repay a portion of our Senior Credit Facility in order to meet our Senior Lenders requirement to pay down part of the facility or provide cash collateral.

         Beginning in May 2000 and ending June 30, 2000, we borrowed $1,800,000 from Donald Moorehead in order to finance our general working capital needs. When the loan was repaid on June 30, 2000, we also repaid interest amounting to $13,820.

         On June 30, 2000, we sold 599,807 shares of our Common Stock for $4,000,000 cash at $6.669 per share, which represented an 8.9% discount from the closing price on that date, to Founders Equity Group in a transaction on behalf of Donald Moorehead. We also paid Founders Equity Group a cash fee of $120,000 for arranging this transaction. We used the proceeds from this sale to repay a loan from Donald Moorehead in the amount of $1,800,000. The remainder of the cash was used for general working capital.

         On February 16, 2000, we completed a $20,000,000 private placement of our 12% Debentures, due March 30, 2008. We placed the 12% Debentures with the following related parties:

     o   Donald Moorehead, Chairman and Chief Executive Officer - $7,500,000,
     o Moorehead Charitable Remainder Trust, for which Donald Moorehead is the trustee - $1,500,000,
     o   Raymond Cash, Vice Chairman - $7,500,000,
     o   Founders Equity Group, - $1,000,000,
     o   George Moorehead, brother of Donald Moorehead - $1,000,000, and

     o Thomas Hughes, an individual investor who has provided collateral for our Senior Credit Facility - $1,500,000

         The 12% Debentures mature March 30, 2008 and accrue interest at 12% per year from the date of the issuance, payable semi-annually on September 30 and March 30. The first interest payment due September 30, 2000 was deferred to March 31, 2001, and in return for such deferral, we issued additional warrants to purchase 400,000 shares of our Common Stock to the holders of the 12% Debentures. We may pay interest on the 12% Debentures by issuing our common shares. The number of common shares issued is determined by dividing the interest payable by the closing price of our Common Stock on the day the interest is paid. On April 25, 2001, we issued 3,090,966 shares of EarthCare's Common Stock at a market value of $1.047 per share for the first interest payment on the 12% Debentures due March 31, 2001. We used the proceeds from this sale to finance the acquisition of International Petroleum Company.

         We also issued 400,000 warrants with an exercise price of $6.63 on February 16, 2000 as part of the closing of the 12% Debentures. On September 30, 2000, we issued an additional 400,000 warrants in connection with the deferral of the first interest payment on September 30, 2000. We issued the warrants in proportion to the amount of the $20,000,000 placed with the holders. The warrants are exercisable for five years from the date of issue and they contain anti-dilution provisions that may result in a reduction of their exercise price. The current exercise price on these warrants is $3.60 per share. We pay the interest on the 12% Debentures semi-annually on March 30 and September 30 with our Common Stock valued at the closing price on the day the interest is due. On March 30, 2001, we issued 3,090,966 shares of Common Stock with a market value of $1.047 per share to the holders of the 12% Debentures in proportion to the amount of the $20,000,000 placed with the holders. Each semi-annual interest payment that is made to holders of the 12% Debentures will result in the issuance of approximately 1.1 shares based on the closing price of $1.047 at March 31, 2001.

         On October 11, 1999, we completed a $15,000,000 private placement of our 10% convertible subordinated debentures ("10% Debentures"), due October 31, 2006. We placed $7,887,000 of our 10% Debentures with the following related parties:

     o Donald Moorehead, Chairman and Chief Executive Officer, and his immediate family - $3,537,000,
     o   Raymond Cash, Vice Chairman - $2,000,000,
     o   George Moorehead, brother of Donald Moorehead - $1,250,000,
     o Certain principals of Sanders Morris Harris and their immediate families - 1,075,000, and
     o Founders Equity Group, an investment bank to whom Donald Moorehead provided debt and equity financing - $25,000.

         Interest is payable quarterly at the rate of 10% per year on the 10% Debentures. From the closing through October 2001, interest is payable in kind issuing additional 10% Debentures. For the two years ending October 2003, interest may be paid in cash if permitted by our Senior Lenders, otherwise interest is payable in additional debentures. For the last three years, interest is payable in cash. The holders of the 10% Debentures may convert the 10% Debentures into shares of our Common Stock at a rate of $3.60 per share. Based on the balance of the 10% Debentures at March 31, 2001, if the holders converted their 10% Debentures, they would receive 4,334,313 shares of our Common Stock. The conversion price is protected against dilution and may be lowered. We may issue securities to employees or lenders with a sales price or a conversion price of less than $3.60 per share as long as the total of such outstanding securities does not exceed 15% of our outstanding common shares.

                          STOCK PRICE PERFORMANCE GRAPH

       The following line graph compares the yearly percentage change in cumulative stockholder return on the Common Stock with (a) the performance of a broad equity market indicator, and (b) the performance of a published industry index. The graph compares the percentage change in the return on the Common Stock since November 2, 1998. The stock price performance graph assumes investments of $100 each in EarthCare, the S&P 500 and the Waste Index on November 2, 1998. Stock price performance as presented is not necessarily indicative of future results.

                                    11/1998          12/1998           12/1999           12/2000
EARTHCARE                           100.00           101.67             58.34             [17.29]
S&P 500                             100.00           110.58            133.85            [118.32]
WASTE INDEX                         100.00            99.24             45.02             [64.51]




       THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS EXCEPT TO THE EXTENT THAT EARTHCARE SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.


                       WHERE YOU CAN FIND MORE INFORMATION

         EarthCare Company files annual, quarterly, and annual reports, proxy statements, and other information with the United States Securities and Exchange Commission (the "SEC"). EarthCare's Common Stock is traded on the Nasdaq National Market under the symbol "ECCO." You may read and copy any document filed by EarthCare at the SEC's public reference facilities or on the SEC's website at http://www.sec.gov, as discussed in more detail below.

                       WHO CAN HELP ANSWER YOUR QUESTIONS

         If you have additional questions about the proposals or the solicitation of your proxy, you should contact:

         EARTHCARE COMPANY
         14901 Quorum Drive, Suite 200
         Dallas, Texas 75240
         Attention: William W. Solomon, Jr.
         Chief Financial Officer
         Phone Number: 972-858-6025

       "EarthCare" is the registered tradename of EarthCare and "EarthAmerica" is a trademark of EarthCare. All other product and brand names are trademarks or registered trademarks of their respective holders.


                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

       Section 16(a) of the 1934 Act requires our executive officers and directors and persons who beneficially own more than ten percent of our Common Stock to file with the Securities and Exchange Commission certain reports, and to furnish copies thereof to us, with respect to each such person's beneficial ownership of our equity securities. Based solely upon review of the copies of such reports furnished to us and certain representations of such persons, we believe that all filings were timely filed except for the following inadvertent late filings: (i) the purchase of 13,300 shares of Common Stock by Mr. Cash on August 28, 1999 reportable on a Form 4 due by September 10, 1999 was reported on a Form 4 filed on October 27, 1999 and (ii) the three purchases made by Mr. Moorehead of 5,000 shares of Common Stock on November 4, 1999, 336,650 shares of Common Stock on November 10, 1999 and 24,102 shares of Common Stock on November 17, 1999 reportable on a Form 4 due by December 10, 1999 was reported on a Form 4 filed on December 13, 1999.


                          ANNUAL REPORT TO STOCKHOLDERS

       Our Annual Report on Form 10-K for the year ended December 31, 2000, including audited financial statements, accompanies this Proxy Statement.

       We will provide without charge, at the written request of any record holder of Common Stock as of the close of business on the Record Date, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. We will provide copies of the exhibits, should they be requested by eligible Stockholders, and we may impose a reasonable fee for providing such exhibits. Request for copies of our Annual Report on Form 10-K should be mailed to:

EarthCare Company
14901 Quorum Drive, Suite 200
Dallas, Texas 75240
Attention: Chief Financial Officer


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         Under certain conditions, the SEC allows EarthCare to "incorporate by reference" the information it files with the SEC, which means that EarthCare can disclose important information by referring you to documents previously filed with the SEC. The information incorporated by reference is considered a part of this proxy statement.

         EarthCare incorporates into this proxy statement by reference the documents listed below, copies of which accompany this proxy statement. EarthCare incorporates by reference the following reports:

         o Annual Report on Form 10-K for the fiscal year ended December 31, 2000; and

         o Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

         Documents incorporated by reference are available without charge, excluding all exhibits unless such exhibits have been specifically incorporated by reference in this proxy statement. You may obtain documents incorporated by reference by requesting them in writing or by telephone from EarthCare as follows:

                                EARTHCARE COMPANY
                          14901 Quorum Drive, Suite 200
                               Dallas, Texas 75240
                       Attention: William W. Solomon, Jr.
                             Chief Financial Officer
                           Phone Number: 972-858-6025

         In addition, copies of the documents incorporated by reference may be inspected and copied at the following public reference facilities maintained by the SEC:

Judiciary Plaza                          Citicorp Center                        Seven World Trade Center
Room 1024                                500 West Madison Street                13th Floor
450 Fifth Street, N.W.                   Suite 1400                             New York, New York 10048
Washington, D.C. 20549                   Chicago, Illinois 60661

         Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, or by calling the SEC at 1-800-SEC-0330. The SEC maintains a website that contains reports, proxy statements, and other information regarding EarthCare. The address of the SEC website is http://www.sec.gov. Reports, proxy statements, and other information concerning EarthCare can also be inspected at the Nasdaq National Market, Operations, 1735 K Street, N.W., Washington, D.C.

                    STOCKHOLDER PROPOSALS AND OTHER MATTERS

         Any stockholder proposals intended to be presented at our 2001 Annual Meeting of Stockholders must be received by us on or before December 7, 2001 to be eligible for inclusion in the Proxy Statement and form of proxy to be distributed by our Board of Directors in connection with such meeting.

         Our Board of Directors knows of no other matters to be brought before the Annual Meeting. However, should any additional matters come before the Annual Meeting, the enclosed proxy grants discretionary authority to the proxies named therein with respect to any such matters.

         The cost of solicitation of proxies will be borne by us. In an effort to have as large a representation at the meeting as possible, annual solicitation of proxies may, in certain instances, be made personally or by telephone, telegraph or mail by one or more of our employees. We will also reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of our Common Stock.

                              By Order of the Board of Directors,


                              -----------------------------------------------
                              Vice President, General Counsel and Secretary

                                     ANNEX A

                                EARTHCARE COMPANY

                             AUDIT COMMITTEE CHARTER

I. ORGANIZATION

         The Audit Committee (Committee) assists the Board of Directors (Board) in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board.

         The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on Committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules, as appropriate from time to time, of the Securities and Exchange Commission and the New York Stock Exchange, NASDAQ, or American Stock Exchange.

         The Committee shall maintain free and open communication with the independent auditors, the internal auditors and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control or financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

         One member of the Committee shall be appointed as Chairman by the Board. The Chairman shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The Chairman will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the director of internal audit.

         The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with the independent auditors, management and the internal auditors.

II. RESPONSIBILITIES

         The Committee's job is one of oversight. Management is responsible for the preparation of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the Company are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Committee will:

Independent Auditors

     1. Review and recommend to the directors on an annual basis the independent auditor to be selected to audit the financial statements of the Company and its divisions and subsidiaries; and review and recommend the fees and other compensation to be paid to the independent auditors.

     2. On an annual basis, review and discuss with the independent auditors all significant relationships the independent auditors have with the Company to determine the independence of such auditors and receive a letter from the independent auditors regarding their independence.

     3. Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized.

     4. Review each opinion or report of the independent auditors and review any comments or recommendations of the independent auditors with respect to the annual audited or interim financial statements.

     5. Provide sufficient opportunity for the internal and independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

     6. Review the range and cost of audit and non-audit services performed by the independent auditors.

     7. Discuss with the independent auditors, at least annually, the matters required by SAS 61.


Financial Reporting Process

     8. Review with the independent auditors, the company's internal audit systems and financial and accounting personnel, and the adequacy and effectiveness of the accounting and financial controls of the Company.

     9. Review any recommendations from the independent auditors for the improvement of the Company's internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

     1O. Review any internal reports to management prepared by the internal auditing department and management's response.

     11. Review the internal audit function of the Company, including the independence and authority of its reporting obligations; the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors.

     12. Review the Company's audited financial statements with management and the independent auditors, including the nature and extent of any significant change in accounting principles or the application of such principles, and recommend to the full Board as to the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K.

     13. Review with financial management and the independent auditors the interim financial results prior to their public release or prior to the filing of the Quarterly Report on Form 10-Q. The Chairman of the Committee may represent the entire committee for purpose of this review.

     14. Review Company counsel's summary of any legal matter that could have a significant impact on the Company's financial statements.

Accountability to Board of Directors

     15. Report through its Chairman to the Board following the meetings of the Committee.

     16. Maintain minutes or other records of the meeting and activities of the Committee all of which will be submitted to the corporate secretary to be filed with the minutes of meetings of the Company's Board.

     17. Review this Charter annually and report and make recommendations to the Board regarding revisions to this Charter.

Other

     18. Investigate any matter brought to its attention within the scope its duties, with the power to retain outside counsel for this purpose if in its judgment, that is appropriate.

     19. Perform any other activities consistent with this Charter, the Company's by-laws and charter documents and governing law as the Committee or the Board deems necessary or appropriate.

     20. Prepare a letter for inclusion in the annual proxy statement that describes the committee's compositions and responsibilities.